UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03692

Morgan Stanley Variable Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

John H. Gernon 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-0289

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2015

Item 1 - Report to Shareholders

MORGAN STANLEY
VARIABLE INVESTMENT SERIES

Semi-Annual Report

JUNE 30, 2015

The Portfolios are intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

Morgan Stanley Variable Investment Series

Table of Contents

Letter to the Shareholders	1
Fund Performance	10
Expense Examples	11
Investment Advisory Agreement Approval	14
Portfolio of Investments:
Money Market	18
Limited Duration	22
Income Plus	31
European Equity	42
Multi Cap Growth	45
Financial Statements:
Statements of Assets and Liabilities	50
Statements of Operations	52
Statements of Changes in Net Assets	54
Notes to Financial Statements	58
Financial Highlights	90

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited)

Dear Shareholder:

Asset class performance was mixed in the six-month period ended June 30, 2015, with U.S. stock and bond markets struggling, while international equities staged a rebound. Investors continued to keep a watchful eye on central bank policies as global economies remained on diverging paths and inflation remained subdued. The U.S. Federal Reserve (Fed) was expected to begin raising interest rates for the first time in nearly a decade, and the European Central Bank (ECB) announced a long-awaited quantitative easing (QE) stimulus plan. Financial markets also continued to adjust to significantly lower oil prices and a stronger U.S. dollar relative to major currencies.

Domestic and International Equity Overview

A soft patch in the U.S. economy, uncertainty about monetary policy changes, lower oil prices and a stronger U.S. dollar kept a lid on U.S. stock market gains during the six-month period ended June 30, 2015. Economic growth contracted in the first quarter of 2015, which analysts attributed to cold winter weather and a port strike in the western U.S. Although these influences were considered to be temporary and growth was expected to rebound in the second quarter (second quarter gross domestic product data were not yet released at the time of this writing), the economy's overall weakness caused the Fed to reassess its outlook and delay the "normalization" of interest rates. Investors also worried about U.S. corporate earnings growth, as lower oil prices continued to weigh on energy companies' share prices and appreciation in the dollar diminished multinationals' earnings. In this environment, the utilities sector, which investors consider to be sensitive to interest rates, and the energy sector were among the weakest performing groups for the period. Conversely, the health care sector posted a robust gain, bolstered by an increase in merger and acquisition activity across the sector.

International equities generally fared better than their U.S. counterparts, with both the MSCI EAFE Index and MSCI Emerging Markets Index outperforming the S&P 500 Index for the period. European equities posted a strong return (as measured by the MSCI Europe Index), fueled by the ECB's policy intervention (QE plan announced in January) and an improving economic outlook for the region. Toward the end of the period, however, the market lost a bit of its positive momentum, as a worsening of the Greek debt crisis increased the risk of Greece possibly exiting the euro. In general, cyclical sectors outperformed more defensive ones, with autos, diversified financials and media outperforming the Index, while technology, utilities and energy underperformed during the reporting period.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited) continued

Fixed Income Overview

Concerns about the Fed's policy shift kept bond markets turbulent during the period. Although the Fed continued to imply that rate increases would be implemented slowly and over time, bond markets remained jittery about the transition, particularly as jobs market data continued to show improvement.

The Treasury market was up in the first quarter of 2015 but gave back some of its gains in the second quarter. Greece's debt woes intensified, which led Treasury bonds to rally at several points during the period as investors sought the perceived safe haven of U.S. government bonds. However, these rallies were outweighed by concerns about the Fed's imminent rate hike, pushing Treasury yields higher for the six-month period overall (bond prices and yields move in opposite directions).

In the corporate credit markets, the investment grade segment performed poorly for the period overall. The investment grade market has been flooded with new issuance in recent months as corporations seek to refinance debt in the still-low interest rate environment, putting downward pressure on prices. However, high yield bonds were one of the few fixed income sectors with positive performance over the period. Investors' preference for bonds with less perceived interest rate sensitivity benefited the high yield market.

Money market yields continued to be constrained by the Fed's near-zero interest rate policy. The actions of the Federal Open Market Committee (FOMC) — including the testing of the tool designed to help control short-term interest rates, the tapering of its QE program, and the forthcoming rate increase — continued to be a major focus in the money markets.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of June 30, 2015, Variable Investment Series – Money Market Portfolio had net assets of approximately $56.3 million with an average portfolio maturity of 16 days. For the seven-day period ended June 30, 2015, the Portfolio's Class X shares provided an effective annualized yield of 0.01% (subsidized) and -0.56% (non-subsidized) and a current yield of 0.01% (subsidized) and -0.56% (non-subsidized), while its 30-day moving average yield for June 30, 2015 was 0.01% (subsidized) and -0.59% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2015, the Portfolio's Class X shares returned 0.00%. Past performance is no guarantee of future results.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited) continued

For the seven-day period ended June 30, 2015, the Portfolio's Class Y shares provided an effective annualized yield of 0.01% (subsidized) and -0.81% (non-subsidized) and a current yield of 0.01% (subsidized) and -0.81% (non-subsidized), while its 30-day moving average yield for June 30, 2015 was 0.01% (subsidized) and -0.84% (non-subsidized). Yield quotations more closely reflect the current earnings of the Portfolio. The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. For the six-month period ended June 30, 2015, the Portfolio's Class Y shares returned 0.00%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We remain quite comfortable in our conservative approach to managing the Portfolio, focusing on securities with high liquidity and short durations. We believe our investment process and focus on credit research and risk management, combined with the high degree of liquidity and short maturity position of the Portfolio, has put us in a favorable position to respond to market uncertainty. Our investment philosophy continues to revolve around prudent credit and risk management and portfolios that are positioned defensively and with very high levels of liquidity.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Limited Duration Portfolio

For the six-month period ended June 30, 2015, Variable Investment Series – Limited Duration Portfolio Class X shares produced a total return of 0.38%, underperforming the Barclays U.S. Government/Credit Index (1-5 Year) (the "Index"),1 which returned 0.94%. For the same period, the Portfolio's Class Y shares returned 0.36%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio was underweight in the U.S. Treasury sector and maintained a slightly lower duration than the Index using U.S. Treasury futures, which detracted from relative performance.

1  The Barclays U.S. Government/Credit Index (1-5 Year) tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of one to five years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited) continued

However, the Portfolio's overweight position in the investment-grade credit sector contributed positively, with its focus on the banking sector was especially beneficial.

Small overweight positions in agency mortgage-backed securities, non-agency mortgage-backed securities, commercial mortgage-backed securities and high yield credit also added to returns, with much of the relative outperformance coming from the attractive yield offered by these sectors.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Income Plus Portfolio

For the six-month period ended June 30, 2015, Variable Investment Series – Income Plus Portfolio Class X shares produced a total return of -0.60%, outperforming the Barclays U.S. Corporate Index (the "Index"),2 which returned -0.92%. For the same period, the Portfolio's Class Y shares returned -0.73%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The first six months of 2015 were a tough environment for the corporate credit market. Early in the year, market participants were focused on the potential for volatility associated with the Federal Reserve's (Fed) tightening policy. Inflection points in monetary policy have often been accompanied by a period of market volatility, which may help to explain recent price movements. Another more recent focus of the market has been the broader impact of a failure of the Greek government to come to an agreement with its creditors, the potential for an uncontrolled exit from the euro currency and possibly the European Union, and the implications of a potential broader market contagion if this came to pass. While the latest headlines at the time of this writing suggest an agreement between Greece and its creditors appears within reach, and policymakers now have many tools in place to react quickly if that is not the case, the market nevertheless remains fixated on the situation and the potential for contagion. Finally, amidst these and other economic and geopolitical worries, the U.S. credit markets have also endured record amounts of new issuance, which have pressured yield spreads wider.

2  The Barclays U.S. Corporate Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited) continued

Despite these macro headwinds, the Portfolio weathered this volatility relatively well and outperformed the Index in the reporting period. The primary contributor to relative returns was the Portfolio's positioning within the investment grade segment of the market. Underweight on a spread duration weighted basis, the Portfolio outperformed as investment grade spreads widened. Holdings of select BB-rated high yield corporate bonds also benefited performance during the period as BB-rated corporates generated positive excess returns (as opposed to negative excess returns for investment grade corporates).

The primary detractor from performance was the Portfolio's duration positioning. The Portfolio has been positioned defensively from a duration perspective (i.e. positioned to benefit from a rise in interest rates). Specifically, the Portfolio was positioned underweight in interest rates on the front end of the yield curve, where rates were relatively unchanged over the period. Another modest detractor was holdings of credit default swaps (both single-name and index swaps), which were held as partial hedges against the Portfolio's long credit exposures. Over the course of the period, these spreads were roughly unchanged, generating some modest underperformance for the Portfolio.

We currently see value within several segments of the corporate market, especially after the spread widening that has taken place during the past six months. Spreads are now as wide as they were during the "taper tantrum" of 2013, making them quite attractive in our view. Within investment grade bonds, we remain positive on the financial sector where we believe fundamentals are strong and valuations remain attractive relative to non-financial credits. We remain defensively positioned within non-financial sectors, as many of these companies have become increasingly shareholder-friendly by sacrificing their balance sheet to fund acquisitions, increase stock buybacks or raise dividends. However, given the recent underperformance of this space, we believe some segments of the non-financial market have become relatively more interesting and may offer attractive investment opportunities for the remainder of 2015.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

European Equity Portfolio

For the six-month period ended June 30, 2015, Variable Investment Series – European Equity Portfolio Class X shares produced a total return of 5.30%, outperforming the MSCI Europe Index (the "Index"),3 which returned 3.82%. For the same period, the Portfolio's Class Y shares returned 5.20%. Past performance is no guarantee of future results.

3  The MSCI Europe Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited) continued

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The primary country-level contributors to relative performance included our stock selection in France and Germany, along with both our stock selection in and overweight allocations to Switzerland and Ireland. However, our stock selection in the U.K. and an underweight allocation to Denmark somewhat dampened relative returns.

On an industry level, key positive contributors were stock selection in materials, health care equipment, insurance and consumer services. In addition, both stock selection in and an underweight allocation to utilities added to overall performance. Detractors from performance included stock selection in media and an underweight allocation to diversified financials, a group that strongly outperformed within the Index during the period.

Individual holdings that helped relative performance included a Swiss chemical company that saw its share price rise on news of a takeover bid from a competitor, a French industrial company that benefited from its exposure to the economic recovery and the stronger U.S. dollar, a German health care company that reported better-than-expected results and also benefited from the rising U.S. dollar, and an Irish building materials firm with strong exposure to the rebound in U.S. residential construction and to the U.S. dollar. The Portfolio had no exposure to an underperforming Spanish bank, which was advantageous to relative performance as well. However, other holdings detracted from relative performance. The Portfolio did not own a Danish pharmaceutical company that performed particularly well in the Index during the period. The Portfolio's positions in a U.K. mining company hurt by languishing demand from China, a U.K. oil and gas company that received a takeover bid from a competitor, and a German industrial company that reported disappointing results were also unfavorable to relative performance during the period.

Our outlook remains positive for European equities, due to improving economic conditions (as leading indicators have been pointing to a substantial positive growth for Europe for 2015), falling commodity prices (as the region has a substantial energy deficit), a weakening euro (which could benefit export-led companies), and positive earnings revisions (for the first time in four years, estimates point to positive earnings per share growth for Europe for 2015). In addition, we see a bolder stance by both the European Central Bank, with the announcement of its quantitative easing program that is intended to run through September 2016, and governments, which appear more inclined to support their underlying economies. Finally, we consider European equities attractively valued compared to other regional equities and fixed

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited) continued

income securities. Not only is the European market currently cheaper than the U.S. market, but European equities are also discounting a higher level of earnings growth.

We believe that exposure to the economic recovery and cheap valuations provide strong support to our favorable thesis on European equities. Our investment approach remains the same. We continue to seek high-quality companies with high earnings visibility and predictability, stable and strong cash flow, and low levels of debt, trading at attractive valuations.

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

Multi Cap Growth Portfolio

For the six-month period ended June 30, 2015, Variable Investment Series – Multi Cap Growth Portfolio Class X shares produced a total return of 7.50%, outperforming the Russell 3000® Growth Index (the "Index"),4 which returned 4.33%. For the same period, the Portfolio's Class Y shares returned 7.37%. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio's relative outperformance was driven almost entirely by favorable stock selection in the consumer discretionary sector. A holding in a leading Internet retailer was the top contributor to the sector as well as the overall Portfolio. The financials sector also provided a modest relative gain. The Portfolio's exposure to a provider of exchange-traded funds (ETFs), which performed well during the period, and its overall underweight in the financials sector, which had a negative return in the Index, were beneficial to relative returns.

Conversely, the consumer staples sector somewhat dampened relative gains. A holding in a leading single-serve coffee provider was the largest detractor in the sector and the overall Portfolio. Stock selection in the information technology (IT) sector also hurt relative performance. A Chinese e-commerce company, which is not represented in the Index, and a maker of consumer electronics and computers were the main laggards in the IT sector.

4  The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000® Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited) continued

There is no guarantee that any sectors mentioned will continue to perform as discussed above or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

John H. Gernon
President and Principal Executive Officer

Morgan Stanley Variable Investment Series

Letter to the Shareholders ■ June 30, 2015 (unaudited) continued

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q and monthly holdings for each money market fund on Form N-MFP. Morgan Stanley does not deliver these reports to shareholders, nor are the first and third fiscal quarter reports posted to the Morgan Stanley public web site. However, the holdings for each money market fund are posted to the Morgan Stanley public web site. You may obtain the Form N-Q filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-1520.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Portfolios' Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 548-7786 or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. It is also available on the SEC's web site at http://www.sec.gov.

You may obtain information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our web site at www.morganstanley.com/im. This information is also available on the SEC's web site at http://www.sec.gov.

Morgan Stanley Variable Investment Series

Fund Performance ■ June 30, 2015 (unaudited)

Average Annual Total Returns—Period Ended June 30, 2015(1)
Class X	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio	Date of Inception
European Equity	-6.23%	11.08%	5.59%	8.54%	1.26%	3/1/1991
Income Plus	0.68	6.28	5.90	7.13	0.64	3/1/1987
Limited Duration	0.38	1.80	0.77	1.87	0.80	5/4/1999
Money Market	0.01	0.01	1.36	3.85	0.70	3/9/1984
Multi Cap Growth	11.52	19.92	11.70	11.78	0.57	3/9/1984
Class Y
European Equity	-6.45	10.80	5.33	2.31	1.51	6/5/2000
Income Plus	0.37	6.00	5.62	6.33	0.89	6/5/2000
Limited Duration	0.09	1.54	0.52	1.53	1.05	6/5/2000
Money Market	0.01	0.01	1.27	1.51	0.95	6/5/2000
Multi Cap Growth	11.24	19.62	11.42	5.39	0.82	6/5/2000

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please contact the issuing insurance company or speak with your Financial Advisor. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Expenses are as of each Portfolio's fiscal year end as outlined in the Portfolio's current prospectus.

(1)  Figure assumes reinvestment of all distributions for the underlying fund based on net asset value ("NAV"). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2015 (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees, administration fees, distribution and services (12b-1) fees, and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/15 – 06/30/15.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the tables is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2015 (unaudited) continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/15	06/30/15	01/01/15 – 06/30/15
Class X
Actual (0.00% return)	$1,000.00	$1,000.05	$1.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.75	$1.05
Class Y
Actual (0.00% return)	$1,000.00	$1,000.05	$1.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.75	$1.05

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.21% and 0.21% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 0.76% and 1.01% for Class X and Class Y shares, respectively.

Limited Duration

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/15	06/30/15	01/01/15 – 06/30/15
Class X
Actual (0.38% return)	$1,000.00	$1,003.80	$4.37
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.43	$4.41
Class Y
Actual (0.36% return)	$1,000.00	$1,003.60	$5.61
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.19	$5.66

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.88% and 1.13% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Income Plus

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/15	06/30/15	01/01/15 – 06/30/15
Class X
Actual (-0.60% return)	$1,000.00	$994.00	$3.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.52	$3.31
Class Y
Actual (-0.73% return)	$1,000.00	$992.70	$4.50
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.28	$4.56

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.66% and 0.91% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Expense Examples ■ June 30, 2015 (unaudited) continued

European Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/15	06/30/15	01/01/15 – 06/30/15
Class X
Actual (5.30% return)	$1,000.00	$1,053.00	$5.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.84	$5.01
Class Y
Actual (5.20% return)	$1,000.00	$1,052.00	$6.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26

  @  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). If the Portfolio had borne all of its expenses, the annualized expense ratios would have been 1.30% and 1.55% for Class X and Class Y shares, respectively.

Multi Cap Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	01/01/15	06/30/15	01/01/15 – 06/30/15
Class X
Actual (7.50% return)	$1,000.00	$1,075.00	$2.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.97	$2.86
Class Y
Actual (7.37% return)	$1,000.00	$1,073.70	$4.22
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.73	$4.11

  @  Expenses are equal to the Portfolio's annualized expense ratios of 0.57% and 0.82% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2015 (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by Morgan Stanley Investment Management Inc. (the "Adviser") under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding Morgan Stanley Investment Management Limited (the "Sub-Adviser"), for the European Equity Portfolio. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Portfolios. (The Adviser and Sub-Adviser together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board reviewed the performance, fees and expenses of the Portfolios compared to their peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Portfolios. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2014, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, they discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel.

Performance

The Board noted that the performance of each of the Income Plus and Money Market Portfolios was better than that of its respective peer group averages for the one-, three- and five-year periods.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2015 (unaudited) continued

The Board noted that the performance of each of the European Equity and Multi Cap Growth Portfolios was better than that of its respective peer group average for the three- and five-year periods but below its peer group average for the one-year period.

The Board noted that the performance of the Limited Duration Portfolio was below its peer group average for the one-, three- and five-year periods.

Performance Conclusions

With respect to the European Equity, Income Plus, Money Market and Multi Cap Growth Portfolios, after discussion, the Board concluded that performance was competitive with the peer group averages.

With respect to the Limited Duration Portfolio, after discussion, the Board concluded that performance was acceptable.

Fees and Expenses

The Board members discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for the Portfolios relative to comparable funds and/or other accounts advised by the Adviser and/or compared to their respective peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Portfolios' total expense ratios. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps.

The Board noted that the contractual management fee for the European Equity Portfolio was higher but close to its peer group average, the actual management fee was lower than its peer group average and the total expense ratio was higher but close to its peer group average.

The Board noted that management fees and total expense ratios for the Income Plus and Multi Cap Growth Portfolios were lower than their respective peer group averages.

The Board noted that while the Limited Duration Portfolio's management fee was lower than its peer group average, the total expense ratio was higher than its peer group average.

The Board noted that the contractual management fee for the Money Market Portfolio was higher than its peer group average and the actual management fee and total expense ratio were lower than its peer group averages.

Fee and Expense Conclusions

With respect to the European Equity, Income Plus, Money Market and Multi Cap Growth Portfolios, after discussion, the Board concluded that the management fees and total expense ratios were competitive with those of their peer group averages.

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2015 (unaudited) continued

With respect to the Limited Duration Portfolio, after discussion, the Board concluded that (i) the management fee was competitive with its peer group average and (ii) the total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Portfolios and how that relates to the Portfolios' total expense ratios and particularly the Portfolios' management fee rates (which, for all the Portfolios except Limited Duration, include one or more breakpoints). In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Portfolios and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of each Portfolio supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Portfolios and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Portfolios and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that

Morgan Stanley Variable Investment Series

Investment Advisory Agreement Approval ■ June 30, 2015 (unaudited) continued

the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to continue their relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Portfolios' business.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Portfolios and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2015 (unaudited)

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Repurchase Agreements (52.6%)
$10,000	ABN Amro Securities LLC, (dated 06/30/15; proceeds $10,000,039; fully collateralized by various U.S. Government agency securities, 0.75% - 10.50% due 01/12/18 - 10/20/64 and U.S. Government obligations, 0.88% - 3.75% due 01/15/18 - 08/15/41; valued at $10,231,586)	0.14%		07/01/15	$10,000,000
1,000	ABN Amro Securities LLC, (dated 04/23/15; proceeds $1,000,708; fully collateralized by Cash; valued at $1,000,000) (Demand 07/07/15)	0.28	(a)	07/23/15	1,000,000
9,840	BNP Paribas Securities Corp., (dated 06/30/15; proceeds $9,840,027; fully collateralized by various U.S. Government agency securities, 1.00% - 6.50% due 09/27/17 - 10/20/64 and U.S. Government obligations, Zero Coupon due 08/15/15 - 08/15/40; valued at $10,111,557)	0.10		07/01/15	9,840,000
5,000	Credit Agricole Corp., (dated 06/30/15; proceeds $5,000,019; fully collateralized by various U.S. Government obligations, Zero Coupon - 6.25% due 07/23/15 - 05/15/44; valued at $5,100,030)	0.14		07/01/15	5,000,000
1,000	Credit Suisse Securities USA, (dated 05/04/15; proceeds $1,001,716; fully collateralized by a Corporate Bond, 5.40% due 01/14/20; valued at $1,051,644)	0.68		08/03/15	1,000,000
500	ING Financial Markets LLC, (dated 06/30/15; proceeds $500,004; fully collateralized by various Corporate Bonds, 7.00% - 10.50% due 02/28/18 - 02/15/21; valued at $531,617)	0.28		07/01/15	500,000
500	Merrill Lynch Pierce Fenner & Smith, (dated 01/29/15; proceeds $501,480; fully collateralized by various Common Stocks; valued at $525,015) (Demand 07/01/15)	0.57	(a)	08/04/15	500,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
$750	RBC Capital Markets LLC, (dated 05/06/15; proceeds $750,656; fully collateralized by various Corporate Bonds, 5.38% - 10.00% due 03/15/16 - 07/15/22; valued at $795,000) (Demand 07/07/15)	0.35	(a)%	08/04/15	$750,000
250	RBC Capital Markets LLC, (dated 06/15/15; proceeds $250,221; fully collateralized by various Corporate Bonds, 6.75% - 9.50% due 03/15/16 - 07/15/22; valued at $265,000) (Demand 07/07/15)	0.35	(a)	09/14/15	250,000
750	Wells Fargo Securities LLC, (dated 04/27/15; proceeds $751,287; fully collateralized by various Convertible Bonds, 0.25% - 5.00% due 09/15/18 - 02/15/44 and Convertible Preferred Stocks; valued at $847,500)	0.68		07/27/15	750,000
	Total Repurchase Agreements (Cost $29,590,000)				29,590,000

		COUPON RATE(a)	DEMAND DATE(b)
	Floating Rate Notes (16.9%)
	Domestic Banks (9.8%)
1,000	HSBC Bank USA NA	0.28%	08/04/15	08/04/15	1,000,000
2,000	JP Morgan Chase Bank NA	0.44	09/08/15	06/07/16	2,000,000
500	U.S. Bank NA	0.25	07/27/15	07/27/15	500,000
1,000	Wells Fargo Bank NA (c)	0.39	07/20/15	06/17/16	1,000,000
1,000	Wells Fargo Bank NA	0.41	09/15/15	06/14/16	1,000,000
					5,500,000
	International Banks (7.1%)
2,000	Bank of Nova Scotia	0.28 - 0.41	07/30/15 - 09/03/15	08/04/15 - 01/29/16	2,000,000
500	BNP Paribas SA	0.44	07/23/15	12/23/15	500,000
300	Rabobank Nederland NY	0.32	07/06/15	07/06/15	300,000
500	Sumitomo Mitsui Banking Corp.	0.33	07/27/15	08/27/15	500,000
700	Toronto Dominion Bank	0.28	07/22/15	07/22/15	700,000
					4,000,000
	Total Floating Rate Notes (Cost $9,500,000)				9,500,000

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Certificates of Deposit (14.2%)
	International Banks
$2,000	Bank of Montreal	0.13%	07/06/15	$2,000,000
1,000	Landesbank Hessen Thuringen Girozentrale	0.14	07/02/15	1,000,000
1,000	Mizuho Bank Ltd.	0.28	09/16/15	1,000,000
1,000	Oversea Chinese Banking Corp.	0.19	07/06/15 - 07/07/15	999,998
1,000	Sumitomo Mitsui Banking Corp.	0.28	09/17/15	1,000,000
2,000	Swedbank AB	0.10	07/07/15	2,000,000
	Total Certificates of Deposit (Cost $7,999,998)			7,999,998
	Time Deposits (7.1%)
	International Banks
2,000	Canadian Imperial Bank of Commerce	0.03	07/01/15	2,000,000
2,000	Skandinaviska Enskilda Banken AB	0.04	07/01/15	2,000,000
	Total Time Deposits (Cost $4,000,000)			4,000,000
	Commercial Paper (5.3%)
	International Banks
2,000	Macquarie Bank Ltd.	0.32	09/17/15	1,998,613
1,000	Sumitomo Mitsui Trust Bank Ltd.	0.17	07/02/15	999,996
	Total Commercial Paper (Cost $2,998,609)			2,998,609

		COUPON RATE(a)	DEMAND DATE(b)
	Extendible Floating Rate Notes (4.1%)
	International Banks
1,000	Royal Bank of Canada (Extendible Maturity Date 06/30/16)	0.39%	07/01/15	04/01/19	999,970

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Money Market

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE(a)	DEMAND DATE(b)	MATURITY DATE	VALUE
$1,300	Svenska Handelsbanken AB (c) (Extendible Maturity Date 12/15/15)	0.36%	07/15/15	05/13/16	$1,300,000
	Total Extendible Floating Rate Notes (Cost $2,299,970)				2,299,970

Total Investments (Cost $56,388,577)	100.2%	56,388,577
Liabilities in Excess of Other Assets	(0.2)	(128,304)
Net Assets	100.0%	$56,260,273

  (a)  Rate shown is the rate in effect at June 30, 2015.

  (b)  Date of next interest rate reset.

  (c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

MATURITY SCHEDULE†

1 - 30 Days	82.3%
31 - 60 Days	4.4
61 - 90 Days	13.3
100.0%

†  As a percentage of total investments

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2015 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (72.1%)
	Basic Materials (1.7%)
$115	Ecolab, Inc.	3.00%	12/08/16	$117,730
175	Glencore Funding LLC (Switzerland) (a)	2.875	04/16/20	171,720
175	Goldcorp, Inc. (Canada)	2.125	03/15/18	175,518
125	Rio Tinto Finance USA PLC (United Kingdom)	1.375	06/17/16	125,443
				590,411
	Communications (7.1%)
150	Amazon.com, Inc.	2.60	12/05/19	151,094
400	AT&T, Inc.	2.45	06/30/20	392,564
225	Baidu, Inc. (China)	3.25	08/06/18	231,905
200	CBS Corp.	2.30	08/15/19	197,854
180	Comcast Corp.	5.70	05/15/18	200,316
225	Orange SA (France)	2.75	02/06/19	228,528
175	Scripps Networks Interactive, Inc.	2.75	11/15/19	175,549
125	Thomson Reuters Corp. (Canada)	1.30	02/23/17	124,759
50	Thomson Reuters Corp. (Canada)	1.65	09/29/17	50,011
175	Time Warner Cable, Inc.	6.75	07/01/18	195,250
225	Verizon Communications, Inc.	2.55	06/17/19	228,289
225	Viacom, Inc.	2.50	09/01/18	227,516
				2,403,635
	Consumer, Cyclical (4.9%)
250	Daimler Finance North America LLC (Germany) (a)	2.375	08/01/18	253,591
83	Harley-Davidson Financial Services, Inc. (a)	1.55	11/17/17	83,106
100	Harley-Davidson Financial Services, Inc. (a)	2.15	02/26/20	99,248
100	Hyundai Capital America (Korea, Republic of) (a)	2.60	03/19/20	100,144
175	McDonald's Corp., MTN	2.20	05/26/20	173,300
240	Nissan Motor Acceptance Corp. (Japan) (a)	2.65	09/26/18	246,348
175	Southwest Airlines Co.	2.75	11/06/19	177,732
200	Volkswagen Group of America Finance LLC (Germany) (a)	2.40	05/22/20	199,115
135	Wesfarmers Ltd. (Australia) (a)	2.983	05/18/16	137,464
175	Yum! Brands, Inc.	3.875	11/01/20	182,020
				1,652,068
	Consumer, Non-Cyclical (11.1%)
175	AbbVie, Inc.	2.50	05/14/20	173,401
280	Actavis Funding SCS	3.00	03/12/20	281,335
150	Amgen, Inc.	2.50	11/15/16	152,854
150	BAT International Finance PLC (United Kingdom) (a)	2.75	06/15/20	151,024

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$175	Baxalta, Inc. (a)	2.875%		06/23/20	$174,945
200	Bayer US Finance LLC (Germany) (a)	2.375		10/08/19	200,831
100	Becton Dickinson and Co.	2.675		12/15/19	100,180
175	EMD Finance LLC (Germany) (a)	2.40		03/19/20	174,212
210	Experian Finance PLC (United Kingdom) (a)	2.375		06/15/17	211,153
75	JM Smucker Co. (The) (a)	2.50		03/15/20	74,647
75	Kraft Foods Group, Inc.	2.25		06/05/17	76,059
150	Kroger Co. (The)	2.30		01/15/19	150,686
370	McKesson Corp.	3.25		03/01/16	375,643
175	Medtronic, Inc. (a)	2.50		03/15/20	175,408
250	Quest Diagnostics, Inc.	2.70		04/01/19	252,288
175	Reynolds American, Inc.	2.30		06/12/18	176,433
300	Synchrony Financial	3.00		08/15/19	302,420
250	Tyson Foods, Inc.	2.65		08/15/19	251,889
100	Ventas Realty LP	1.55		09/26/16	100,399
200	Wm Wrigley Jr. Co. (a)	1.40		10/21/16	200,576
					3,756,383
	Diversified (1.2%)
200	Hutchison Whampoa International 14 Ltd. (Hong Kong) (a)	1.625		10/31/17	199,626
200	LVMH Moet Hennessy Louis Vuitton SE (France) (a)	1.625		06/29/17	201,344
					400,970
	Energy (4.4%)
200	Anadarko Petroleum Corp.	5.95		09/15/16	211,044
225	DCP Midstream Operating LP	2.70		04/01/19	212,527
50	Enbridge, Inc. (Canada)	0.734	(b)	06/02/17	49,425
175	Energy Transfer Partners LP	2.50		06/15/18	175,390
175	EnLink Midstream Partners LP	2.70		04/01/19	172,928
125	Enterprise Products Operating LLC	2.55		10/15/19	125,090
200	Kinder Morgan, Inc.	3.05		12/01/19	199,983
175	Marathon Oil Corp.	2.70		06/01/20	173,793
180	Marathon Petroleum Corp.	3.50		03/01/16	183,069
					1,503,249
	Finance (31.1%)
265	ABB Treasury Center USA, Inc. (Switzerland) (a)	2.50		06/15/16	268,555
120	Abbey National Treasury Services PLC (United Kingdom)	3.05		08/23/18	124,244
230	ABN Amro Bank N.V. (Netherlands) (a)	2.50		10/30/18	233,788

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$225	American Express Credit Corp.	2.25%	08/15/19	$225,511
400	Bank of America Corp.	2.60	01/15/19	404,695
250	Bank of Nova Scotia (The) (Canada)	1.70	06/11/18	250,271
210	BB&T Corp., MTN	2.25	02/01/19	211,078
100	BioMed Realty LP	2.625	05/01/19	99,667
210	BNP Paribas SA, MTN (France)	2.70	08/20/18	215,061
260	BNZ International Funding Ltd. (New Zealand) (a)	2.35	03/04/19	260,580
275	BPCE SA, MTN (France)	2.25	01/27/20	272,833
110	Canadian Imperial Bank of Commerce (Canada)	1.55	01/23/18	110,023
175	Capital One Financial Corp.	2.45	04/24/19	175,176
150	Citigroup, Inc.	8.50	05/22/19	183,110
250	Commonwealth Bank of Australia (Australia)	2.50	09/20/18	256,203
250	Compass Bank	1.85	09/29/17	249,836
115	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.375	01/19/17	118,832
250	Credit Agricole SA (France) (a)	2.125	04/17/18	251,710
250	Credit Suisse (Switzerland)	2.30	05/28/19	249,704
225	DBS Group Holdings Ltd. (Singapore) (a)	2.246	07/16/19	225,492
250	Discover Bank	2.00	02/21/18	249,547
205	DNB Bank ASA (Norway) (a)	3.20	04/03/17	211,533
175	ERP Operating LP	2.375	07/01/19	175,901
275	Ford Motor Credit Co., LLC	5.00	05/15/18	295,847
325	Goldman Sachs Group, Inc. (The)	2.375	01/22/18	330,065
220	HSBC USA, Inc.	2.25	06/23/19	218,415
200	ING Bank N.V. (Netherlands) (a)	3.75	03/07/17	207,891
200	Intesa Sanpaolo SpA (Italy)	3.875	01/16/18	206,591
100	JPMorgan Chase & Co.	2.20	10/22/19	99,180
100	Lloyds Bank PLC (United Kingdom) (a)	6.50	09/14/20	115,389
201	Macquarie Bank Ltd. (Australia) (a)	2.60	06/24/19	202,310
175	Metropolitan Life Global Funding I (See Note 7) (a)	2.00	04/14/20	172,662
230	Mizuho Bank Ltd. (Japan) (a)	1.85	03/21/18	230,484
150	New York Life Global Funding (a)	1.30	10/30/17	149,642
250	Principal Financial Group, Inc.	1.85	11/15/17	251,935
320	Prudential Financial, Inc., MTN	4.75	09/17/15	322,492
200	QBE Insurance Group Ltd. (Australia) (a)	2.40	05/01/18	201,243
250	Santander Bank NA	2.00	01/12/18	250,116
200	Skandinaviska Enskilda Banken AB (Sweden) (a)	1.75	03/19/18	200,115
300	Standard Chartered PLC (United Kingdom) (a)	1.50	09/08/17	299,730
260	Sumitomo Mitsui Banking Corp. (Japan)	2.45	01/10/19	263,050
200	Swedbank AB (Sweden) (a)	1.75	03/12/18	200,412

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$225	Toronto-Dominion Bank (The), MTN (Canada)	2.625%	09/10/18	$232,038
300	UBS AG, MTN (Switzerland)	2.375	08/14/19	300,151
200	WEA Finance LLC/Westfield UK & Europe Finance PLC (Australia) (a)	2.70	09/17/19	200,489
120	Wells Fargo & Co.	2.15	01/15/19	120,807
100	Wells Fargo & Co., MTN	1.40	09/08/17	100,288
350	Westpac Banking Corp. (Australia) (a)	1.375	05/30/18	348,851
				10,543,543
	Industrials (3.5%)
215	Eaton Corp.	1.50	11/02/17	214,975
115	Ingersoll-Rand Global Holding Co., Ltd.	2.875	01/15/19	117,025
75	L-3 Communications Corp.	1.50	05/28/17	74,520
50	Precision Castparts Corp.	0.70	12/20/15	49,981
50	Ryder System, Inc., MTN	2.65	03/02/20	49,974
250	Siemens Financieringsmaatschappij N.V. (Germany) (a)	2.15	05/27/20	247,167
175	Union Pacific Corp.	2.25	06/19/20	175,712
250	Waste Management, Inc.	2.60	09/01/16	254,456
				1,183,810
	Technology (2.3%)
100	Altera Corp.	2.50	11/15/18	102,234
160	Applied Materials, Inc.	2.65	06/15/16	162,560
200	Oracle Corp.	2.25	10/08/19	201,280
300	TSMC Global Ltd. (Taiwan) (a)	1.625	04/03/18	296,765
				762,839
	Utilities (4.8%)
275	Dominion Gas Holdings LLC	2.50	12/15/19	278,165
175	Eversource Energy	1.45	05/01/18	174,090
225	GDF Suez (France) (a)	1.625	10/10/17	226,378
200	Origin Energy Finance Ltd. (Australia) (a)	3.50	10/09/18	205,325
200	PSEG Power LLC	5.50	12/01/15	203,798
175	Sempra Energy	2.40	03/15/20	173,830
250	Southern Co. (The)	2.15	09/01/19	247,669
100	Xcel Energy, Inc.	1.20	06/01/17	100,066
				1,609,321
	Total Corporate Bonds (Cost $24,284,289)			24,406,229

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (10.9%)
$145	CAM Mortgage LLC (a)	3.50%		07/15/64	$145,000
180	Chrysler Capital Auto Receivables Trust (a)	1.22		07/15/19	180,029
150	Citibank Credit Card Issuance Trust	2.88		01/23/23	154,673
132	Colony American Homes (a)	1.40	(b)	05/17/31	131,519
	Discover Card Execution Note Trust
230		0.616	(b)	07/15/21	230,768
200		1.22		10/15/19	200,405
381	Ford Credit Auto Owner Trust (a)	2.26		11/15/25	386,076
152	GM Financial Automobile Leasing Trust (a)	0.73		02/20/17	152,325
106	Invitation Homes Trust (a)	2.933	(b)	08/17/32	106,284
98	Nationstar HECM Loan Trust (a)	3.844		05/25/18	97,735
425	Nissan Auto Receivables Owner Trust	1.05		10/15/19	423,255
225	North Carolina State Education Assistance Authority	1.056	(b)	07/25/25	226,382
75	Panhandle-Plains Higher Education Authority, Inc.	1.234	(b)	07/01/24	75,082
152	Rmat Depositor LLC	4.826		06/25/35	152,143
91	Skopos Auto Receivables Trust (a)	3.10		12/15/23	91,160
88	VOLT NPL X LLC (a)	4.75		10/26/54	86,824
100	VOLT XIX LLC (a)	5.00		04/25/55	100,441
100	VOLT XXII LLC (a)	4.25		02/25/55	98,975
100	VOLT XXX LLC (a)	4.75		10/25/57	99,873
100	VOLT XXXI LLC (a)	4.50		02/25/55	98,612
200	VOLT XXXIII LLC (a)	4.25		03/25/55	196,989
137	Volvo Financial Equipment LLC (a)	0.74		03/15/17	136,878
113	World Omni Automobile Lease Securitization Trust	1.10		12/15/16	113,167
	Total Asset-Backed Securities (Cost $3,658,878)				3,684,595
	Agency Adjustable Rate Mortgages (5.2%)
	Federal Home Loan Mortgage Corporation, Conventional Pools:
131		2.304		07/01/36	139,021
147		2.336		06/01/36	156,653
133		2.338		07/01/38	141,450
307		2.463		07/01/38	328,700
34		2.662		01/01/38	36,473

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Federal National Mortgage Association, Conventional Pools:
$193		2.266%		10/01/39	$204,962
177		2.293		09/01/38	188,854
285		2.314		04/01/38	305,822
143		2.384		05/01/35	152,559
	Government National Mortgage Association, Various Pools:
45		1.625		11/20/39	46,701
54		1.75		02/20/40	55,893
	Total Agency Adjustable Rate Mortgages (Cost $1,757,235)				1,757,088
	Mortgages - Other (4.1%)
115	CHL Mortgage Pass-Through Trust	5.50		05/25/34	118,696
119	Fannie Mae Connecticut Avenue Securities	1.335	(b)	05/25/25	118,762
	Freddie Mac Structured Agency Credit Risk Debt Notes
246		1.082		10/25/27	245,775
221		1.187	(b)	02/25/24	221,300
136	JP Morgan Mortgage Trust	2.703	(b)	07/25/35	136,466
176	Merrill Lynch Mortgage Investors Trust	2.165	(b)	12/25/34	176,643
195	New Residential Mortgage Loan Trust (a)	3.75	(b)	04/25/52 - 05/25/54	200,677
175	Sequoia Mortgage Trust	0.807	(b)	08/20/34	166,120
	Total Mortgages - Other (Cost $1,386,969)				1,384,439
	Commercial Mortgage-Backed Securities (2.0%)
195	BLCP Hotel Trust (a)	1.136	(b)	08/15/29	195,010
185	CDGJ Commercial Mortgage Trust (a)	1.586	(b)	12/15/27	185,534
93	Citigroup Commercial Mortgage Trust (a)	2.11		01/12/30	94,003
99	Hilton USA Trust (a)	1.185	(b)	11/05/30	98,564
100	JP Morgan Chase Commercial Mortgage Securities Trust (a)	1.166	(b)	07/15/31	99,977
	Total Commercial Mortgage-Backed Securities (Cost $673,922)				673,088
	Collateralized Mortgage Obligations - Agency Collateral Series (1.7%)
150	Federal Home Loan Mortgage Corporation, REMIC	7.50		09/15/29	174,311
111	Federal National Mortgage Association	1.083		02/25/16	111,233

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Government National Mortgage Association,
	IO
$366		6.043	(b)%	03/20/43	$66,621
451		6.313	(b)	05/20/40	87,816
	IO PAC
634		5.963	(b)	10/20/41	89,389
599		6.315	(b)	08/16/39	65,502
	Total Collateralized Mortgage Obligations - Agency Collateral Series (Cost $534,573)				594,872
	Sovereign (0.7%)
245	Korea Development Bank (The) (Korea, Republic of) (Cost $242,428)	1.50		01/22/18	243,617
	Agency Fixed Rate Mortgages (0.5%)
	Federal National Mortgage Association, Conventional Pools:
85		6.50		01/01/32 - 11/01/33	97,779
53		7.00		12/01/31 - 06/01/32	58,502
	Total Agency Fixed Rate Mortgages (Cost $144,451)				156,281
	Short-Term Investments (1.6%)
	U.S. Treasury Security (0.6%)
201	U.S. Treasury Bill (c)(d) (Cost $200,920)	0.089		12/10/15	200,966
NUMBER OF SHARES (000)
	Investment Company (1.0%)
346	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 7) (Cost $346,020)				346,020
	Total Short-Term Investments (Cost $546,940)				546,986
	Total Investments (Cost $33,229,685) (e)			98.8%	33,447,195
	Other Assets in Excess of Liabilities			1.2	407,624
	Net Assets			100.0%	$33,854,819

  IO  Interest Only.

  MTN  Medium Term Note.

  PAC  Planned Amortization Class.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

  REMIC  Real Estate Mortgage Investment Conduit.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2015.

  (c)  Rate shown is the yield to maturity at June 30, 2015.

  (d)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (e)  Securities are available for collateral in connection with open futures contracts and swap agreements.

FUTURES CONTRACTS OPEN AT JUNE 30, 2015:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
11	Long	U.S. Treasury 2 yr. Note, Sep-15	$2,408,313	$4,313
12	Long	U.S. Treasury 5 yr. Note, Sep-15	1,431,094	70
2	Long	U.S. Treasury Ultra Bond, Sep-15	308,125	812
1	Short	U.S. Treasury 10 yr. Note, Sep-15	(126,172)	(828)
1	Short	U.S. Treasury Long Bond, Sep-15	(150,843)	(31)
Net Unrealized Appreciation				$4,336

CREDIT DEFAULT SWAP AGREEMENTS OPEN AT JUNE 30, 2015:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS PAID (RECEIVED)	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
Barclays Bank PLC Yum! Brands, Inc.	Buy	$225	1.00%	12/20/18	$26	$(3,905)	$(3,879)	BBB
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	250	1.00	03/20/19	(8,815)	4,798	(4,017)	BBB+
Morgan Stanley & Co., LLC* CDX.NA.IG.24	Buy	400	1.00	06/20/20	1,778	(7,585)	(5,807)	NR
Total Credit Default Swaps		$875			$(7,011)	$(6,692)	$(13,703)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Limited Duration

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

INTEREST RATE SWAP AGREEMENT OPEN AT JUNE 30, 2015:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION
Morgan Stanley & Co., LLC*	$2,700	3 Month LIBOR	Receive	1.58%	03/24/20	$5,068

  LIBOR  London Interbank Offered Rate.

  NR  Not Rated.

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

LONG TERM CREDIT ANALYSIS+

AAA	12.1%
AA	19.8
A	38.4
BBB	25.2
Not Rated	4.5
	100.0	%++

+  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

++  Does not include open long/short futures contracts with an underlying face amount of $4,424,547 with net unrealized appreciation of $4,336. Also does not include open swap agreements with net unrealized depreciation of $1,943.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2015 (unaudited)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
	Corporate Bonds (95.5%)
	Basic Materials (4.0%)
$600	Anglo American Capital PLC (United Kingdom) (a)	3.625%	05/14/20	$600,733
225	Ashland, Inc.	6.875	05/15/43	229,500
240	BHP Billiton Finance USA Ltd. (Australia)	3.85	09/30/23	246,881
225	BHP Billiton Finance USA Ltd. (Australia)	5.00	09/30/43	234,453
390	Eldorado Gold Corp. (Canada) (a)	6.125	12/15/20	388,050
440	Freeport-McMoRan, Inc.	3.875	03/15/23	400,357
690	Glencore Funding LLC (Switzerland) (a)	4.125	05/30/23	668,627
175	Goldcorp, Inc. (Canada)	5.45	06/09/44	167,196
545	Lubrizol Corp.	8.875	02/01/19	670,008
246	Lundin Mining Corp. (Canada) (a)	7.50	11/01/20	265,680
300	LyondellBasell Industries N.V.	4.625	02/26/55	265,307
470	NOVA Chemicals Corp. (Canada) (a)	5.25	08/01/23	478,812
115	Southern Copper Corp. (Mexico)	7.50	07/27/35	129,368
295	Vale Overseas Ltd. (Brazil)	6.875	11/21/36	286,684
				5,031,656
	Communications (12.1%)
725	21st Century Fox America, Inc.	4.75	09/15/44	711,648
700	Alibaba Group Holding Ltd. (China) (a)	2.50	11/28/19	693,074
250	Amazon.com, Inc.	3.80	12/05/24	251,418
175	Amazon.com, Inc.	4.95	12/05/44	171,187
80	AT&T, Inc.	4.75	05/15/46	73,079
200	AT&T, Inc.	5.55	08/15/41	205,626
875	AT&T, Inc.	6.30	01/15/38	974,651
525	Baidu, Inc. (China)	2.75	06/09/19	526,234
200	Baidu, Inc. (China)	3.25	08/06/18	206,138
310	Cablevision Systems Corp.	7.75	04/15/18	335,575
100	CBS Corp.	4.60	01/15/45	89,632
150	CBS Corp.	4.90	08/15/44	139,081
670	Comcast Corp.	6.40	05/15/38	816,867
195	CSC Holdings LLC	6.75	11/15/21	206,212
251	Ctrip.com International Ltd.	1.25	10/15/18	287,081
50	Deutsche Telekom International Finance BV (Germany)	8.75	06/15/30	70,512
300	DirecTV Holdings LLC/DIRECTV Financing Co., Inc.	5.15	03/15/42	283,233
340	Empresa Nacional de Telecomunicaciones SA (Chile) (a)	4.75	08/01/26	335,183
329	Liberty Media Corp.	1.375	10/15/23	314,195
725	Motorola Solutions, Inc.	4.00	09/01/24	704,564
425	NBC Universal Media LLC	5.95	04/01/41	498,960
310	Netflix, Inc. (a)	5.50	02/15/22	321,625
350	Omnicom Group, Inc.	3.625	05/01/22	352,560
93	Omnicom Group, Inc.	3.65	11/01/24	91,505

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2015 (unaudited) (continued)

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$900	Ooredoo International Finance Ltd. (Qatar) (a)	3.25%	02/21/23	$870,079
	250	Priceline Group, Inc. (The)	0.35	06/15/20	278,437
	330	Telefonica Europe BV (Spain)	8.25	09/15/30	443,738
	255	Telstra Corp., Ltd. (Australia) (a)	3.125	04/07/25	249,597
	350	Time Warner Cable, Inc.	4.50	09/15/42	286,518
	1,025	Time Warner Cable, Inc.	6.75	07/01/18	1,143,608
	175	Time Warner, Inc.	4.65	06/01/44	167,008
	410	Time Warner, Inc.	7.70	05/01/32	539,984
	425	Twitter, Inc. (a)	0.25	09/15/19	381,969
	1,190	Verizon Communications, Inc. (a)	4.672	03/15/55	1,039,547
	909	Verizon Communications, Inc.	5.012	08/21/54	837,479
	200	Vodafone Group PLC (United Kingdom)	4.375	02/19/43	172,837
	226	Yahoo!, Inc.	0.00	12/01/18	232,921
					15,303,562
		Consumer, Cyclical (5.7%)
	393	American Airlines Pass-Through Trust	4.00	07/15/25	397,506
	622	British Airways Pass-Through Trust (United Kingdom) (a)	4.625	06/20/24	656,506
	395	Daimler Finance North America LLC (Germany)	8.50	01/18/31	581,369
	350	Family Tree Escrow LLC (a)	5.75	03/01/23	367,500
	325	Home Depot, Inc.	5.875	12/16/36	391,941
	141	Iconix Brand Group, Inc.	2.50	06/01/16	145,142
	350	Jarden Corp.	1.125	03/15/34	409,281
KRW	200,000	Lotte Shopping Co., Ltd., Series LOTT (Korea, Republic of)	0.00	01/24/18	187,279
	$300	McDonald's Corp., MTN	4.60	05/26/45	293,855
	575	QVC, Inc.	4.375	03/15/23	566,062
	125	Target Corp.	4.00	07/01/42	118,406
	336	Tesla Motors, Inc.	1.25	03/01/21	330,330
	150	Tiffany & Co.	4.90	10/01/44	143,733
	220	Toll Brothers Finance Corp.	0.50	09/15/32	229,350
	855	United Airlines Pass-Through Trust, Class A	4.30	08/15/25	880,432
	65	United Airlines Pass-Through Trust, Series A	3.75	09/03/26	64,350
	150	Walgreens Boots Alliance, Inc.	3.80	11/18/24	147,193
	360	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. (a)	5.50	03/01/25	344,700
	600	Yum! Brands, Inc.	3.875	11/01/20	624,068
	350	ZF North America Capital, Inc. (Germany) (a)	4.50	04/29/22	344,155
					7,223,158
		Consumer, Non-Cyclical (11.9%)
	225	AbbVie, Inc.	3.60	05/14/25	222,846
	50	AbbVie, Inc.	4.40	11/06/42	47,493
	40	Actavis Funding SCS	3.80	03/15/25	39,372
	525	Actavis Funding SCS	4.75	03/15/45	501,768

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2015 (unaudited) (continued)

PRINCIPAL AMOUNT (000)			COUPON RATE	MATURITY DATE	VALUE
	$150	Actavis Funding SCS	4.85%	06/15/44	$145,271
	500	ADT Corp. (The)	3.50	07/15/22	455,000
	400	Albea Beauty Holdings SA (a)	8.375	11/01/19	430,000
	365	Altria Group, Inc.	5.375	01/31/44	387,505
	469	Amgen, Inc.	5.15	11/15/41	483,374
	775	Anheuser-Busch InBev Finance, Inc. (Belgium)	3.70	02/01/24	794,090
	340	Aramark Services, Inc.	5.75	03/15/20	355,598
	325	AstraZeneca PLC (United Kingdom)	6.45	09/15/37	415,045
	275	BAT International Finance PLC (United Kingdom) (a)	3.50	06/15/22	277,932
	350	Baxalta, Inc. (a)	5.25	06/23/45	352,700
	200	Bayer US Finance LLC (a)	3.375	10/08/24	199,182
	260	BRF SA (Brazil) (a)	3.95	05/22/23	247,325
	450	Cardinal Health, Inc.	3.75	09/15/25	448,637
	250	Cencosud SA (Chile) (a)	6.625	02/12/45	236,301
	712	EMD Finance LLC (Germany) (a)	3.25	03/19/25	691,920
	75	Gilead Sciences, Inc.	4.50	02/01/45	74,893
	225	Gilead Sciences, Inc.	4.80	04/01/44	232,116
	250	GlaxoSmithKline Capital, Inc. (United Kingdom)	6.375	05/15/38	315,297
HKD	2,000	Hengan International Group Co., Ltd. (China)	0.00	06/27/18	275,751
	$316	Illumina, Inc.	0.00	06/15/19	371,498
	100	Mallinckrodt International Finance SA/Mallinckrodt CB LLC (a)	5.50	04/15/25	97,375
	525	Medtronic, Inc. (a)	4.625	03/15/45	532,773
	325	Novartis Capital Corp. (Switzerland)	4.40	05/06/44	336,433
	775	PepsiCo, Inc.	3.60	03/01/24	798,173
	600	Philip Morris International, Inc.	4.50	03/20/42	585,973
	875	Quest Diagnostics, Inc.	2.70	04/01/19	883,008
	800	Sigma Alimentos SA de CV (Mexico) (a)	5.625	04/14/18	869,240
	100	Spectrum Brands, Inc. (a)	5.75	07/15/25	102,000
	98	Teva Pharmaceutical Finance IV BV (Israel)	3.65	11/10/21	100,022
	130	Tyson Foods, Inc.	3.95	08/15/24	131,197
	370	United Rentals North America, Inc.	5.75	11/15/24	366,300
	350	UnitedHealth Group, Inc.	2.875	12/15/21	350,269
	750	UnitedHealth Group, Inc.	2.875	03/15/23	722,713
	930	WM Wrigley Jr. Co. (a)	2.90	10/21/19	947,883
	190	Zimmer Biomet Holdings, Inc.	5.75	11/30/39	212,008
					15,036,281
		Diversified (0.2%)
	200	Alfa SAB de CV (Mexico) (a)	5.25	03/25/24	206,000
		Energy (9.7%)
	400	Anadarko Petroleum Corp.	6.45	09/15/36	462,960
	675	APT Pipelines Ltd. (Australia) (a)	4.20	03/23/25	661,432

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2015 (unaudited) (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$200	BG Energy Capital PLC (United Kingdom) (a)	5.125%	10/15/41	$209,681
500	BP Capital Markets PLC (United Kingdom)	3.506	03/17/25	493,684
675	Buckeye Partners LP	4.15	07/01/23	659,007
275	Carrizo Oil & Gas, Inc.	6.25	04/15/23	277,063
400	Cimarex Energy Co.	5.875	05/01/22	430,000
125	Continental Resources, Inc.	3.80	06/01/24	114,311
200	DCP Midstream LLC (a)	5.35	03/15/20	206,234
600	DCP Midstream Operating LP	3.875	03/15/23	556,159
120	Denbury Resources, Inc.	5.50	05/01/22	107,700
425	Devon Energy Corp.	4.75	05/15/42	407,040
475	Energy Transfer Partners LP	6.50	02/01/42	490,874
150	EnLink Midstream Partners LP	5.60	04/01/44	146,255
250	Ensco PLC	5.75	10/01/44	223,530
600	Enterprise Products Operating LLC	5.95	02/01/41	655,274
220	Hilcorp Energy I LP/Hilcorp Finance Co. (a)	5.75	10/01/25	212,300
75	Kinder Morgan, Inc.	4.30	06/01/25	72,548
625	Kinder Morgan, Inc.	5.55	06/01/45	579,694
300	Kinder Morgan, Inc. (a)	5.625	11/15/23	319,643
225	Marathon Oil Corp.	6.60	10/01/37	254,523
325	MPLX LP	4.00	02/15/25	317,718
500	Nexen Energy ULC (China)	6.40	05/15/37	600,978
225	Noble Energy, Inc.	3.90	11/15/24	222,272
200	Noble Energy, Inc.	5.05	11/15/44	192,342
100	Phillips 66 Partners LP	4.68	02/15/45	88,363
245	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	288,015
300	Rowan Cos., Inc.	5.85	01/15/44	254,767
575	Shell International Finance BV (Netherlands)	2.125	05/11/20	574,423
325	SM Energy Co. (a)	6.125	11/15/22	335,628
325	Spectra Energy Capital LLC	7.50	09/15/38	370,073
275	TransCanada PipeLines Ltd. (Canada)	7.625	01/15/39	362,710
175	Transocean, Inc.	4.30	10/15/22	132,563
450	Transocean, Inc.	6.875	12/15/21	406,125
475	Williams Partners LP/ACMP Finance Corp.	4.875	05/15/23	469,301
				12,155,190
	Finance (35.7%)
390	ABB Treasury Center USA, Inc. (Switzerland) (a)	4.00	06/15/21	415,192
800	ABN Amro Bank N.V. (Netherlands) (a)	2.50	10/30/18	813,174
475	ACE INA Holdings, Inc.	3.35	05/15/24	476,201
420	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands) (a)	3.75	05/15/19	416,325
375	Alexandria Real Estate Equities, Inc.	3.90	06/15/23	374,068
350	Ally Financial, Inc.	4.125	03/30/20	350,217

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2015 (unaudited) (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$325	American Campus Communities Operating Partnership LP	3.75%		04/15/23	$319,677
300	American Express Co.	3.625		12/05/24	292,471
350	American Express Credit Corp., MTN	2.375		05/26/20	347,729
125	American International Group, Inc.	4.50		07/16/44	119,376
375	American International Group, Inc.	4.875		06/01/22	411,951
280	American International Group, Inc.	6.40		12/15/20	333,267
825	Banco de Credito del Peru (Peru) (a)	6.125	(b)	04/24/27	883,781
555	Bank of America Corp.	7.75		05/14/38	741,240
620	Bank of America Corp., MTN	4.00		04/01/24	632,055
440	Bank of America Corp., MTN	4.00		01/22/25	429,530
136	Bank of America Corp., MTN	4.25		10/22/26	133,522
175	Bank of America Corp., MTN	4.75		04/21/45	162,914
375	Bank of America Corp., MTN	5.00		01/21/44	390,857
800	BBVA Bancomer SA (Mexico) (a)	6.50		03/10/21	870,000
610	Bear Stearns Cos., LLC (The)	5.55		01/22/17	647,302
300	Billion Express Investments Ltd. (China)	0.75		10/18/15	302,625
200	BNP Paribas SA (France)	4.25		10/15/24	197,533
365	BNP Paribas SA (France)	5.00		01/15/21	403,738
75	Boston Properties LP	3.80		02/01/24	76,036
425	BPCE SA (France) (a)	5.15		07/21/24	432,560
936	Capital One Bank, USA NA	3.375		02/15/23	910,721
250	Capital One Financial Corp.	2.45		04/24/19	250,252
170	Citigroup, Inc.	5.50		09/13/25	184,097
170	Citigroup, Inc.	6.675		09/13/43	206,615
650	Citigroup, Inc.	8.125		07/15/39	935,938
375	CNA Financial Corp.	7.35		11/15/19	444,099
1,175	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands)	3.95		11/09/22	1,176,700
260	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (Netherlands) (a)	11.00	(b)	06/30/19(c)	330,525
270	Credit Agricole SA (France) (a)	7.875	(b)	01/23/24(c)	278,409
825	Credit Suisse AG (Switzerland) (a)	6.50		08/08/23	904,292
825	DBS Group Holdings Ltd. (Singapore) (a)	2.246		07/16/19	826,803
425	Discover Bank	7.00		04/15/20	495,143
715	Discover Financial Services	3.85		11/21/22	711,051
300	Discover Financial Services	3.95		11/06/24	292,063
325	Embraer Netherlands Finance BV (Brazil)	5.05		06/15/25	325,000
450	Five Corners Funding Trust (a)	4.419		11/15/23	465,643
600	Ford Motor Credit Co., LLC	5.00		05/15/18	645,484
400	Ford Motor Credit Co., LLC	5.875		08/02/21	455,972
545	General Electric Capital Corp.	5.30		02/11/21	613,266
1,170	General Electric Capital Corp., MTN	5.875		01/14/38	1,402,157

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2015 (unaudited) (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
$275	General Motors Financial Co., Inc.	4.00%		01/15/25	$270,367
500	General Motors Financial Co., Inc.	4.375		09/25/21	520,361
295	Genworth Holdings, Inc.	7.70		06/15/20	320,069
375	Goldman Sachs Group, Inc. (The)	6.25		02/01/41	444,745
900	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	1,058,901
400	Goldman Sachs Group, Inc. (The), MTN	4.80		07/08/44	395,771
950	Goodman Funding Pty Ltd. (Australia) (a)	6.375		04/15/21	1,092,883
600	Hartford Financial Services Group, Inc. (The)	5.50		03/30/20	673,539
1,675	HBOS PLC, Series G (United Kingdom) (a)	6.75		05/21/18	1,861,349
400	Healthcare Trust of America Holdings LP	3.70		04/15/23	386,922
410	HSBC Finance Corp.	6.676		01/15/21	474,888
200	HSBC Holdings PLC (United Kingdom)	6.375	(b)	09/17/24(c)	200,750
705	HSBC Holdings PLC (United Kingdom)	6.50		05/02/36	840,964
300	Industrial & Commercial Bank of China Ltd., MTN (China)	3.231		11/13/19	305,904
400	ING Bank N.V. (Netherlands) (a)	5.80		09/25/23	437,481
200	ING Groep N.V. (Netherlands)	6.00	(b)	04/16/20(c)	198,375
420	Intesa Sanpaolo SpA (Italy)	5.25		01/12/24	447,076
500	JPMorgan Chase & Co.	3.125		01/23/25	477,962
480	JPMorgan Chase & Co.	4.95		06/01/45	468,383
650	JPMorgan Chase & Co.	5.50		10/15/40	730,711
650	KeyBank NA	1.70		06/01/18	649,430
200	Liberty Mutual Group, Inc. (a)	4.85		08/01/44	193,978
275	Lincoln National Corp.	7.00		06/15/40	346,055
1,170	Lloyds Bank PLC (United Kingdom) (a)	6.50		09/14/20	1,350,056
125	Massachusetts Mutual Life Insurance Co. (a)	4.50		04/15/65	111,313
1,000	MetLife, Inc. (See Note 7)	3.00		03/01/25	958,010
1,315	Nationwide Building Society (United Kingdom) (a)	6.25		02/25/20	1,534,901
425	Principal Financial Group, Inc.	8.875		05/15/19	523,637
675	Prudential Financial, Inc.	5.625	(b)	06/15/43	701,325
135	Prudential Financial, Inc., MTN	6.625		12/01/37	163,353
775	QBE Capital Funding III Ltd. (Australia) (a)	7.25	(b)	05/24/41	860,067
575	Realty Income Corp.	3.25		10/15/22	559,092
325	Santander UK PLC (United Kingdom) (a)	5.00		11/07/23	333,132
675	SpareBank 1 Boligkreditt (Norway) (a)	2.30		06/30/17	690,652
350	TD Ameritrade Holding Corp.	3.625		04/01/25	355,868
575	Weingarten Realty Investors	3.375		10/15/22	559,891
284	Wells Fargo & Co.	5.606		01/15/44	312,608
450	Wells Fargo & Co., MTN	4.10		06/03/26	452,489
					45,090,829

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2015 (unaudited) (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE		MATURITY DATE	VALUE
	Industrials (5.4%)
$325	BAE Systems Holdings, Inc. (United Kingdom) (a)	3.80%		10/07/24	$326,969
377	Bombardier, Inc. (Canada) (a)	6.125		01/15/23	336,473
375	Burlington Northern Santa Fe LLC	4.55		09/01/44	370,596
300	Caterpillar Financial Services Corp., MTN	3.25		12/01/24	297,437
425	Caterpillar, Inc.	3.803		08/15/42	392,108
330	CEVA Group PLC (United Kingdom) (a)	7.00		03/01/21	320,100
480	CRH America, Inc. (Ireland)	8.125		07/15/18	563,340
200	FedEx Corp.	4.10		02/01/45	180,381
248	General Cable Corp.	4.50	(d)	11/15/29	206,770
220	General Electric Co.	4.50		03/11/44	223,971
1,060	Heathrow Funding Ltd. (United Kingdom) (a)	4.875		07/15/21	1,162,799
510	MasTec, Inc.	4.875		03/15/23	467,925
575	Siemens Financieringsmaatschappij N.V. (Germany) (a)	3.25		05/27/25	565,349
700	Trinity Industries, Inc.	4.55		10/01/24	676,551
748	Union Pacific Railroad Co., Pass-Through Trust	3.227		05/14/26	745,558
					6,836,327
	Technology (2.4%)
475	Apple, Inc.	4.45		05/06/44	475,481
375	Citrix Systems, Inc.	0.50		04/15/19	397,969
264	Nuance Communications, Inc.	2.75		11/01/31	268,455
227	NVIDIA Corp.	1.00		12/01/18	261,192
395	QUALCOMM, Inc.	4.80		05/20/45	379,925
300	Red Hat, Inc. (a)	0.25		10/01/19	368,625
438	Salesforce.com, Inc.	0.25		04/01/18	533,539
375	SanDisk Corp.	0.50		10/15/20	365,390
					3,050,576
	Utilities (8.4%)
400	Alabama Power Co.	3.75		03/01/45	360,312
475	Appalachian Power Co.	3.40		06/01/25	469,213
525	Boston Gas Co. (a)	4.487		02/15/42	528,120
530	CEZ AS (Czech Republic) (a)	4.25		04/03/22	556,379
495	CMS Energy Corp.	5.05		03/15/22	545,484
280	CMS Energy Corp.	6.25		02/01/20	324,612
275	Duke Energy Carolinas LLC	3.75		06/01/45	251,434
330	EDP Finance BV (Portugal) (a)	5.25		01/14/21	346,424
225	Enel Finance International N.V. (Italy) (a)	6.00		10/07/39	250,679
210	Enel SpA (Italy) (a)	8.75	(b)	09/24/73	241,762
225	Entergy Corp. (e)	4.00		07/15/22	227,068
1,400	Exelon Generation Co., LLC	4.00		10/01/20	1,462,293
199	Fermaca Enterprises S de RL de CV (Mexico) (a)	6.375		03/30/38	202,518

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2015 (unaudited) (continued)

PRINCIPAL AMOUNT (000)		COUPON RATE	MATURITY DATE	VALUE
$200	GNL Quintero SA (Chile) (a)	4.634%	07/31/29	$201,075
850	Jersey Central Power & Light Co. (a)	4.70	04/01/24	893,044
275	Oncor Electric Delivery Co., LLC (a)	2.95	04/01/25	264,221
325	Origin Energy Finance Ltd. (Australia) (a)	3.50	10/09/18	333,653
590	Puget Energy, Inc.	6.50	12/15/20	691,492
675	Sempra Energy	2.40	03/15/20	670,489
250	South Carolina Electric & Gas Co.	4.50	06/01/64	228,134
870	TransAlta Corp. (Canada)	4.50	11/15/22	864,765
475	Virginia Electric & Power Co.	4.20	05/15/45	460,163
250	WEC Energy Group, Inc.	3.55	06/15/25	249,860
				10,623,194
	Total Corporate Bonds (Cost $118,717,731)			120,556,773
	Asset-Backed Securities (0.9%)
	CVS Pass-Through Trust
892		6.036	12/10/28	1,017,506
104	(a)	8.353	07/10/31	138,880
	Total Asset-Backed Securities (Cost $996,800)			1,156,386
	Sovereign (0.6%)
240	Pertamina Persero PT (Indonesia) (a)	6.45	05/30/44	237,600
550	Sinopec Group Overseas Development 2015 Ltd. (China) (a)	2.50	04/28/20	542,327
	Total Sovereign (Cost $788,460)			779,927
	Variable Rate Senior Loan Interests (0.8%)
	Consumer, Cyclical (0.2%)
278	Diamond Resorts Corp., Term Loan	5.50	07/31/15	278,962
	Energy (0.3%)
372	Drillships Ocean Ventures, Inc., Term B (Cyprus)	5.50	07/27/15	318,220
	Technology (0.3%)
353	Aspect Software, Inc., Term B	7.25	08/11/15	350,715
	Total Variable Rate Senior Loan Interests (Cost $1,009,489)			947,897
	Short-Term Investments (1.9%)
	U.S. Treasury Security (1.1%)
1,389	U.S. Treasury Bill (f)(g) (Cost $1,388,450)	0.089	12/10/15	1,388,765

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2015 (unaudited) (continued)

NUMBER OF SHARES (000)			VALUE
	Investment Company (0.8%)
1,052	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 7) (Cost $1,051,830)		$1,051,830
	Total Short-Term Investments (Cost $2,440,280)		2,440,595
	Total Investments (Cost $123,952,760) (h)	99.7%	125,881,578
	Other Assets in Excess of Liabilities	0.3	377,164
	Net Assets	100.0%	$126,258,742

  MTN  Medium Term Note.

  (a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

  (b)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2015.

  (c)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of June 30, 2015.

  (d)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of June 30, 2015. Maturity date disclosed is the ultimate maturity date.

  (e)  When-issued security.

  (f)  Rate shown is the yield to maturity at June 30, 2015.

  (g)  All or a portion of the security was pledged to cover margin requirements for futures contracts and swap agreements.

  (h)  Securities are available for collateral in connection with purchase of when-issued security, open foreign currency forward exchange contracts, futures contracts and swap agreements.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS OPEN AT JUNE 30, 2015:

COUNTERPARTY	CONTRACTS TO DELIVER		IN EXCHANGE FOR		DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Citibank NA	EUR	114,252		$124,910	07/03/15	$(2,466)
HSBC Bank PLC	HKD	2,082,500		$268,587	07/03/15	(69)
HSBC Bank PLC		$127,222	EUR	114,252	07/03/15	154
HSBC Bank PLC	EUR	114,252		$127,274	08/05/15	(156)
Net Unrealized Depreciation						$(2,537)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2015 (unaudited) (continued)

FUTURES CONTRACTS OPEN AT JUNE 30, 2015:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
64	Long	U.S. Treasury 2 yr. Note, Sep-15	$14,012,000	$23,344
51	Long	U.S. Treasury 5 yr. Note, Sep-15	6,082,148	(5,977)
25	Long	U.S. Treasury Long Bond, Sep-15	3,771,094	(17,217)
27	Short	U.S. Treasury Ultra Long Bond, Sep-15	(4,159,688)	76,750
78	Short	U.S. Treasury 10 yr. Note, Sep-15	(9,841,406)	67,140
Net Unrealized Appreciation				$144,040

CREDIT DEFAULT SWAP AGREEMENTS OPEN AT JUNE 30, 2015:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000)	INTEREST RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)	UPFRONT PAYMENTS PAID (RECEIVED)	VALUE	CREDIT RATING OF REFERENCE OBLIGATION†
Barclays Bank PLC Yum! Brands, Inc.	Buy	$825	1.00%	12/20/18	$95	$(14,319)	$(14,224)	BBB
Barclays Bank PLC Quest Diagnostics, Inc.	Buy	845	1.00	03/20/19	(29,793)	16,217	(13,576)	BBB+
Morgan Stanley & Co., LLC* CDX.NA.HY.24	Buy	3,267	5.00	06/20/20	44,573	(253,096)	(208,523)	NR
Morgan Stanley & Co., LLC* CDX.NA.IG.24	Buy	11,650	1.00	06/20/20	51,776	(220,903)	(169,127)	NR
Total Credit Default Swaps		$16,587			$66,651	$(472,101)	$(405,450)

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Income Plus

Portfolio of Investments ■ June 30, 2015 (unaudited) (continued)

INTEREST RATE SWAP AGREEMENTS OPEN AT JUNE 30, 2015:

SWAP COUNTERPARTY	NOTIONAL AMOUNT (000)	FLOATING RATE INDEX	PAY/RECEIVE FLOATING RATE	FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co., LLC*	$9,700	3 Month LIBOR	Receive	1.59%	05/05/20	$49,328
Morgan Stanley & Co., LLC*	4,500	3 Month LIBOR	Receive	2.49	06/09/25	(22,528)
Net Unrealized Appreciation						$26,800

  LIBOR  London Interbank Offered Rate.

  NR  Not Rated.

  †  Credit rating as issued by Standard & Poor's.

  *  Cleared swap agreement, the broker is Morgan Stanley & Co., LLC.

Currency Abbreviations:

EUR  Euro.

HKD  Hong Kong Dollar.

KRW  South Korean Won.

LONG TERM CREDIT ANALYSIS+

AA	7.0%
A	31.8
BBB	47.7
BB	7.9
B or Below	2.9
Not Rated	2.7
	100.0	%++

  +  The ratings shown are based on the Portfolio's security ratings as determined by Standard & Poor's, Moody's or Fitch, each a Nationally Recognized Statistical Ratings Organization ("NRSRO").

  ++  Does not include open long/short futures contracts with an underlying face amount of $37,866,336 with net unrealized appreciation of $144,040. Does not include open foreign currency forward exchange contracts with net unrealized depreciation of $2,537. Also does not include open swap agreements with net unrealized appreciation of $93,451.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2015 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (98.9%)
	France (21.7%)
	Aerospace & Defense
14,528	Airbus Group SE	$942,638
	Banks
16,978	BNP Paribas SA	1,024,947
57,338	Credit Agricole SA	852,736
		1,877,683
	Communications Equipment
172,632	Alcatel-Lucent (a)	628,955
	Electrical Equipment
14,241	Schneider Electric SE	983,236
	Hotels, Restaurants & Leisure
19,283	Accor SA	973,199
	Insurance
39,434	AXA SA	994,882
	Media
12,611	Publicis Groupe SA	932,417
25,402	SES SA	853,406
		1,785,823
	Multi-Utilities
45,564	Suez Environnement Co.	847,548
	Total France	9,033,964
	Germany (13.1%)
	Automobiles
13,485	Daimler AG (Registered)	1,227,355
3,726	Volkswagen AG (Preference)	864,018
		2,091,373
	Health Care Providers & Services
16,926	Fresenius SE & Co., KGaA	1,085,965
	Industrial Conglomerates
9,070	Siemens AG (Registered)	913,591
	Pharmaceuticals
9,729	Bayer AG (Registered)	1,361,762
	Total Germany	5,452,691
NUMBER OF SHARES		VALUE
	Ireland (2.2%)
	Construction Materials
32,836	CRH PLC	$926,894
	Italy (2.2%)
	Banks
136,193	UniCredit SpA	914,804
	Netherlands (4.2%)
	Diversified Telecommunication Services
223,046	Koninklijke KPN N.V.	852,913
	Media
37,531	Reed Elsevier N.V.	890,177
	Total Netherlands	1,743,090
	Spain (4.1%)
	Banks
89,938	Banco Bilbao Vizcaya Argentaria SA	881,550
	Information Technology Services
20,766	Amadeus IT Holding SA, Class A	827,763
	Total Spain	1,709,313
	Sweden (1.8%)
	Machinery
60,705	Volvo AB, Class B	753,517
	Switzerland (17.6%)
	Chemicals
1,964	Syngenta AG (Registered)	798,246
	Food Products
26,342	Nestle SA (Registered)	1,901,797
	Insurance
3,298	Zurich Insurance Group AG (a)	1,003,915

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

NUMBER OF SHARES		VALUE
	Pharmaceuticals
19,463	Novartis AG (Registered)	$1,918,301
6,139	Roche Holding AG (Genusschein)	1,720,325
		3,638,626
	Total Switzerland	7,342,584
	United Kingdom (32.0%)
	Aerospace & Defense
46,946	Rolls-Royce Holdings PLC (a)	641,746
	Banks
283,952	Barclays PLC	1,162,246
	Household Products
14,031	Reckitt Benckiser Group PLC	1,209,896
	Insurance
47,961	Prudential PLC	1,154,872
	Media
40,306	Pearson PLC	763,136
	Metals & Mining
31,822	BHP Billiton PLC	624,504
195,648	Glencore PLC (a)	784,822
		1,409,326
	Oil, Gas & Consumable Fuels
176,161	BP PLC	1,162,946
37,444	Royal Dutch Shell PLC, Class A	1,051,067
		2,214,013
	Pharmaceuticals
46,406	GlaxoSmithKline PLC	964,306
	Tobacco
24,730	British American Tobacco PLC	1,326,967
22,733	Imperial Tobacco Group PLC	1,095,509
		2,422,476
	Wireless Telecommunication Services
376,649	Vodafone Group PLC	1,360,275
	Total United Kingdom	13,302,292
	Total Common Stocks (Cost $31,053,566)	41,179,149
NUMBER OF SHARES (000)		VALUE
	Short-Term Investment (0.6%)
	Investment Company
261	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 7) (Cost $261,367)	$261,367
Total Investments (Cost $31,314,933)	99.5%	41,440,516
Other Assets in Excess of Liabilities	0.5	196,595
Net Assets	100.0%	$41,637,111

  (a)  Non-income producing security.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - European Equity

Summary of Investments ■ June 30, 2015 (unaudited)

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Pharmaceuticals	$5,964,694	14.4%
Banks	4,836,283	11.7
Media	3,439,136	8.3
Insurance	3,153,669	7.6
Tobacco	2,422,476	5.9
Oil, Gas & Consumable Fuels	2,214,013	5.3
Automobiles	2,091,373	5.1
Food Products	1,901,797	4.6
Aerospace & Defense	1,584,384	3.8
Metals & Mining	1,409,326	3.4
Wireless Telecommunication Services	1,360,275	3.3
Household Products	1,209,896	2.9
Health Care Providers & Services	1,085,965	2.6
Electrical Equipment	983,236	2.4
Hotels, Restaurants & Leisure	973,199	2.4
Construction Materials	926,894	2.2
Industrial Conglomerates	913,591	2.2
Diversified Telecommunication Services	852,913	2.1
Multi-Utilities	847,548	2.0
Information Technology Services	827,763	2.0
Chemicals	798,246	1.9
Machinery	753,517	1.8
Communications Equipment	628,955	1.5
Investment Company	261,367	0.6
	$41,440,516	100.0%

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ June 30, 2015 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (92.6%)
	Air Freight & Logistics (0.9%)
51,560	XPO Logistics, Inc. (a)	$2,329,481
	Automobiles (4.5%)
42,252	Tesla Motors, Inc. (a)	11,334,522
	Biotechnology (0.5%)
11,012	Alnylam Pharmaceuticals, Inc. (a)	1,320,008
	Capital Markets (1.1%)
132,379	WisdomTree Investments, Inc.	2,907,705
	Electrical Equipment (1.5%)
76,971	Babcock & Wilcox Co. (The)	2,524,649
21,724	SolarCity Corp. (a)(b)	1,163,320
		3,687,969
	Food Products (4.4%)
53,552	Keurig Green Mountain, Inc.	4,103,690
79,143	Mead Johnson Nutrition Co.	7,140,281
		11,243,971
	Health Care Equipment & Supplies (3.8%)
19,710	Intuitive Surgical, Inc. (a)	9,549,495
	Health Care Technology (3.7%)
59,995	athenahealth, Inc. (a)	6,874,227
45,843	Medidata Solutions, Inc. (a)	2,490,192
		9,364,419
	Hotels, Restaurants & Leisure (3.4%)
53,197	Fiesta Restaurant Group, Inc. (a)	2,659,850
110,443	Starbucks Corp.	5,921,401
		8,581,251
	Information Technology Services (4.4%)
69,517	Mastercard, Inc., Class A	6,498,449
70,062	Visa, Inc., Class A	4,704,664
		11,203,113
NUMBER OF SHARES		VALUE
	Internet & Catalog Retail (12.5%)
48,239	Amazon.com, Inc. (a)	$20,940,068
93,580	JD.com, Inc. ADR (China) (a)	3,191,078
6,644	Priceline Group, Inc. (The) (a)	7,649,702
		31,780,848
	Internet Software & Services (20.2%)
38,997	Alibaba Group Holding Ltd. ADR (China) (a)	3,208,283
235,409	Facebook, Inc., Class A (a)	20,189,853
21,812	Google, Inc., Class C (a)	11,353,364
36,924	LinkedIn Corp., Class A (a)	7,629,606
243,294	Twitter, Inc. (a)	8,812,109
		51,193,215
	Life Sciences Tools & Services (5.5%)
64,547	Illumina, Inc. (a)	14,094,483
	Machinery (1.0%)
130,348	Manitowoc Co., Inc. (The)	2,554,821
	Media (1.8%)
29,405	Naspers Ltd., Class N (South Africa)	4,580,180
	Pharmaceuticals (7.1%)
46,804	Valeant Pharmaceuticals International, Inc. (Canada) (a)	10,397,508
156,780	Zoetis, Inc.	7,559,932
		17,957,440
	Professional Services (1.0%)
29,802	CEB, Inc.	2,594,562
	Software (9.6%)
44,303	FireEye, Inc. (a)	2,166,860
115,320	Salesforce.com, Inc. (a)	8,029,731
114,711	Splunk, Inc. (a)	7,986,180
80,456	Workday, Inc., Class A (a)	6,146,034
		24,328,805

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

NUMBER OF SHARES		VALUE
	Specialty Retail (2.2%)
74,182	Five Below, Inc. (a)	$2,932,414
28,452	Restoration Hardware Holdings, Inc. (a)	2,777,769
		5,710,183
	Tech Hardware, Storage & Peripherals (3.5%)
32,369	3D Systems Corp. (a)(b)	631,843
62,670	Apple, Inc.	7,860,385
10,924	Stratasys Ltd. (a)	381,575
		8,873,803
	Total Common Stocks (Cost $129,230,278)	235,190,274
	Preferred Stocks (4.2%)
	Hotels, Restaurants & Leisure (1.5%)
114,561	Blue Bottle Coffee, Inc., Series B (a)(c)(d)(e) (acquisition cost - $1,657,606; acquired 01/24/14)	3,817,172
	Internet & Catalog Retail (1.4%)
42,717	Airbnb, Inc., Series D (a)(c)(d)(e) (acquisition cost - $1,739,139; acquired 04/16/14)	3,617,276
	Life Sciences Tools & Services (0.8%)
627,809	10X Technologies, Inc., Series B (a)(d)(e)	2,059,213
	Software (0.5%)
141,612	Lookout, Inc., Series F (a)(c)(d)(e) (acquisition cost - $1,617,648; acquired 06/17/14)	1,139,977
	Total Preferred Stocks (Cost $7,067,328)	10,633,638
NOTIONAL AMOUNT		VALUE
	Call Options Purchased (0.0%)
	Foreign Currency Options
33,880,017	USD/CNY June 2016 @ CNY 6.70	$73,825
41,582,002	USD/CNY November 2015 @ CNY 6.65	16,466
	Total Call Options Purchased (Cost $268,121)	90,291
NUMBER OF SHARES (000)
	Short-Term Investments (3.6%) Securities held as Collateral on Loaned Securities (0.3%)
	Investment Company (0.2%)
521	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio - Institutional Class (See Note 7)	521,378
PRINCIPAL AMOUNT (000)
	Repurchase Agreements (0.1%)
$171	Barclays Capital, Inc. (0.10%, dated 06/30/15, due 07/01/15; proceeds $171,189; fully collateralized by various U.S. Government obligations; 0.88% - 2.00% due 02/28/17 - 10/31/21; valued at $174,613)	171,189

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

PRINCIPAL AMOUNT (000)		VALUE
$19	BNP Paribas Securities Corp. (0.10%, dated 06/30/15, due 07/01/15; proceeds $19,021; fully collateralized by various U.S. Government agency securities; 2.35% - 5.50% due 12/22/15 - 06/15/43 and a U.S. Government obligation; 0.63% due 07/15/16; valued at $19,402)	$19,021
26	Merrill Lynch & Co., Inc. (0.11%, dated 06/30/15, due 07/01/15; proceeds $25,666; fully collateralized by various U.S. Government obligations; Zero Coupon - 0.25% due 05/15/16 - 02/15/24; valued at $26,179)	25,666
		215,876
	Total Securities held as Collateral on Loaned Securities (Cost $737,254)	737,254
NUMBER OF SHARES (000)		VALUE
	Investment Company (3.3%)
8,346	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 7) (Cost $8,345,927)	$8,345,927
	Total Short-Term Investments (Cost $9,083,181)	9,083,181
Total Investments (Cost $145,648,908)	100.4%	254,997,384
Liabilities in Excess of Other Assets	(0.4)	(1,139,005)
Net Assets	100.0%	$253,858,379

  ADR  American Depositary Receipt.

  (a)  Non-income producing security.

  (b)  All or a portion of this security was on loan at June 30, 2015.

  (c)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Portfolio has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at June 30, 2015 amounts to $8,574,425 and represents 3.4% of net assets.

See Notes to Financial Statements

Morgan Stanley Variable Investment Series - Multi Cap Growth

Portfolio of Investments ■ June 30, 2015 (unaudited) continued

  (d)  Illiquid security.

  (e)  At June 30, 2015, the Portfolio held fair valued securities valued at $10,633,638, representing 4.2% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

Currency Abbreviation:

CNY  Chinese Yuan Renminbi.

USD  United States Dollar.

SUMMARY OF INVESTMENTS INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Internet Software & Services	$51,193,215		20.1%
Internet & Catalog Retail	35,398,124		13.9
Software	25,468,782		10.0
Pharmaceuticals	17,957,440		7.1
Life Sciences Tools & Services	16,153,696		6.4
Hotels, Restaurants & Leisure	12,398,423		4.9
Automobiles	11,334,522		4.5
Food Products	11,243,971		4.4
Information Technology Services	11,203,113		4.4
Health Care Equipment & Supplies	9,549,495		3.8
Health Care Technology	9,364,419		3.7
Tech Hardware, Storage & Peripherals	8,873,803		3.5
Investment Company	8,345,927		3.3
Specialty Retail	5,710,183		2.2
Media	4,580,180		1.8
Electrical Equipment	3,687,969		1.5
Capital Markets	2,907,705		1.1
Professional Services	2,594,562		1.0
Machinery	2,554,821		1.0
Air Freight & Logistics	2,329,481		0.9
Biotechnology	1,320,008		0.5
Other	90,291		0.0 +
	$254,260,130	++	100.0%

+  Amounts less than 0.05%.

++  Does not reflect the value of securities held as collateral on loaned securities.

See Notes to Financial Statements

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Morgan Stanley Variable Investment Series

Financial Statements

Statements of Assets and Liabilities
June 30, 2015 (unaudited)

	Money Market	Limited Duration	Income Plus
Assets:
Investments in securities, at value*	$56,388,577 (1)	$32,928,513	$123,871,738
Investment in affiliates, at value**	—	518,682	2,009,840
Total investments in securities, at value	56,388,577	33,447,195	125,881,578
Unrealized appreciation on open swap agreements	—	26	95
Unrealized appreciation on open foreign currency forward exchange contracts	—	—	154
Cash	18,849	—	—
Receivable for:
Interest	8,752	182,821	1,388,773
Shares of beneficial interest sold	6,454	559	319,420
Investments sold	—	306,579	1,202
Foreign withholding taxes reclaimed	—	—	—
Dividends	—	—	—
Premium paid on open swap agreements	—	4,798	16,217
Interest and Dividends from affiliates	—	888	9,941
Variation margin on open swap agreements	—	251	—
Due from Adviser	5,149	—	—
Prepaid expenses and other assets	12,989	6,367	13,684
Total Assets	56,440,770	33,949,484	127,631,064
Liabilities:
Collateral on securities loaned, at value	—	—	—
Unrealized depreciation on open swap agreements	—	8,815	29,793
Unrealized depreciation on open foreign currency forward exchange contracts	—	—	2,691
Payable to bank	—	28	1,201
Due to broker	—	—	—
Payable for:
Investments purchased	—	—	1,152,840
Shares of beneficial interest redeemed	135,399	18,839	42
Advisory fee	—	8,875	46,760
Distribution fee (Class Y)	—	5,814	14,063
Administration fee	—	2,389	8,938
Variation margin on open swap agreements	—	—	24,144
Premium received on open swap agreements	—	3,905	14,319
Variation margin on open futures contracts	—	1,869	5,044
Transfer and sub transfer agent fee	350	384	345
Accrued expenses and other payables	44,748	43,747	72,142
Total Liabilities	180,497	94,665	1,372,322
Net Assets	$56,260,273	$33,854,819	$126,258,742
Composition of Net Assets:
Paid-in-capital	$56,265,271	$61,092,519	$120,425,124
Net unrealized appreciation (depreciation)	—	219,903	2,163,772
Accumulated undistributed net investment income (net investment loss)	(3,604)	159,806	2,165,110
Accumulated net realized gain (loss)	(1,394)	(27,617,409)	1,504,736
Net Assets	$56,260,273	$33,854,819	$126,258,742
* Cost	$56,388,577	$32,709,433	$121,913,680
** Affiliated Cost	$—	$520,252	$2,039,080
Class X Shares:
Net Assets	$27,380,311	$7,489,299	$62,614,817
Shares Outstanding (unlimited shares authorized, $0.01 par value)	27,381,989	1,009,590	5,538,258
Net Asset Value Per Share	$1.00	$7.42	$11.31
Class Y Shares:
Net Assets	$28,879,962	$26,365,520	$63,643,925
Shares Outstanding (unlimited shares authorized, $0.01 par value)	28,882,365	3,555,620	5,636,099
Net Asset Value Per Share	$1.00	$7.42	$11.29

(1)  Including repurchase agreement of $29,590,000.

(2)  Including security loaned at value of $733,267.

(3)  Including foreign currency valued at $43,452 with a cost of $43,644.

See Notes to Financial Statements

	European Equity		Multi Cap Growth
Assets:
Investments in securities, at value*	$41,179,149		$246,130,079	(2)
Investment in affiliates, at value**	261,367		8,867,305
Total investments in securities, at value	41,440,516		254,997,384
Unrealized appreciation on open swap agreements	—		—
Unrealized appreciation on open foreign currency forward exchange contracts	—		—
Cash	43,452	(3)	13,349
Receivable for:
Interest	—		—
Shares of beneficial interest sold	2,632		10,057
Investments sold	10,591		—
Foreign withholding taxes reclaimed	133,070		—
Dividends	82,956		48,043
Premium paid on open swap agreements	—		—
Interest and Dividends from affiliates	52		1,599
Variation margin on open swap agreements	—		—
Due from Adviser	—		—
Prepaid expenses and other assets	12,995		21,632
Total Assets	41,726,264		255,092,064
Liabilities:
Collateral on securities loaned, at value	—		750,603
Unrealized depreciation on open swap agreements	—		—
Unrealized depreciation on open foreign currency forward exchange contracts	—		—
Payable to bank	—		—
Due to broker	—		60,000
Payable for:
Investments purchased	—		—
Shares of beneficial interest redeemed	17,205		229,722
Advisory fee	20,167		94,874
Distribution fee (Class Y)	1,838		12,376
Administration fee	3,056		18,077
Variation margin on open swap agreements	—		—
Premium received on open swap agreements	—		—
Variation margin on open futures contracts	—		—
Transfer and sub transfer agent fee	462		336
Accrued expenses and other payables	46,425		67,697
Total Liabilities	89,153		1,233,685
Net Assets	$41,637,111		$253,858,379
Composition of Net Assets:
Paid-in-capital	$37,690,710		$126,894,523
Net unrealized appreciation (depreciation)	10,125,314		109,348,476
Accumulated undistributed net investment income (net investment loss)	845,214		(386,885)
Accumulated net realized gain (loss)	(7,024,127)		18,002,265
Net Assets	$41,637,111		$253,858,379
* Cost	$31,053,566		$136,781,603
** Affiliated Cost	$261,367		$8,867,305
Class X Shares:
Net Assets	$33,698,210		$198,445,331
Shares Outstanding (unlimited shares authorized, $0.01 par value)	1,882,672		3,978,386
Net Asset Value Per Share	$17.90		$49.88
Class Y Shares:
Net Assets	$7,938,901		$55,413,048
Shares Outstanding (unlimited shares authorized, $0.01 par value)	444,100		1,134,552
Net Asset Value Per Share	$17.88		$48.84

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Operations
For the six months ended June 30, 2015 (unaudited)

	Money Market		Limited Duration	Income Plus
Net Investment Income:
Income
Interest	$61,961		$341,041	$2,760,106
Dividends†	—		—	—
Income from securities loaned - net	—		—	—
Interest and dividends from affiliates (Note 7)	—		2,389	23,610
Total Income	61,961		343,430	2,783,716
†Net of foreign withholding taxes	—		—	—
Expenses
Advisory fee (Note 4)	129,455		52,400	278,872
Distribution fee (Class Y shares) (Note 5)	37,879		34,034	83,645
Professional fees	36,643		47,184	48,600
Administration fee (Note 4)	14,384		13,973	53,118
Custodian fees	13,289		14,050	20,024
Shareholder reports and notices	6,039		6,186	9,144
Trustees' fees and expenses	679		1,531	3,356
Transfer agent fees and expenses (Note 6)	1,528		1,488	1,514
Other	15,343		17,963	24,291
Total Expenses	255,239		188,809	522,564
Less: amounts waived	(196,154	)(4)	—	—
Less: rebate from Morgan Stanley affiliated cash sweep (Note 7)	—		(315)	(1,269)
Net Expenses	59,085		188,494	521,295
Net Investment Income (Loss)	2,876		154,936	2,262,421
Realized and Unrealized Gain (Loss):
Realized Gain on:
Investments	92		56,376	2,042,065
Investments in affiliates (Note 7)	—		3,317	147,000
Futures contracts	—		(37,891)	630,827
Swap agreements	—		(189,568)	(1,201,372)
Foreign currency forward exchange contracts	—		—	53,717
Foreign currency translation	—		—	(6,970)
Net Realized Gain (Loss)	92		(167,766)	1,665,267
Change in Unrealized Appreciation (Depreciation) on:
Investments	—		24,045	(4,936,518)
Investments in affiliates (Note 7)	—		(1,493)	(165,740)
Futures contracts	—		29,742	29,304
Swap agreements	—		79,867	476,279
Foreign currency forward exchange contracts	—		—	(24,514)
Foreign currency translation	—		—	7,592
Net Change in Unrealized Appreciation (Depreciation)	—		132,161	(4,613,597)
Net Gain (Loss)	92		(35,605)	(2,948,330)
Net Increase (Decrease)	$2,968		$119,331	$(685,909)

(4)  See Note 5.

(5)  See Note 4.

See Notes to Financial Statements

	European Equity		Multi Cap Growth
Net Investment Income:
Income
Interest	$—		$—
Dividends†	1,060,985		343,992
Income from securities loaned - net	15,219		83,520
Interest and dividends from affiliates (Note 7)	401		7,348
Total Income	1,076,605		434,860
†Net of foreign withholding taxes	95,490		—
Expenses
Advisory fee (Note 4)	188,413		540,252
Distribution fee (Class Y shares) (Note 5)	10,605		70,013
Professional fees	43,009		48,349
Administration fee (Note 4)	17,325		102,905
Custodian fees	9,816		9,855
Shareholder reports and notices	12,892		15,382
Trustees' fees and expenses	318		4,201
Transfer agent fees and expenses (Note 6)	1,631		1,562
Other	7,302		11,097
Total Expenses	291,311		803,616
Less: amounts waived	(64,140	)(5)	(404	)(5)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 7)	(256)		(4,637)
Net Expenses	226,915		798,575
Net Investment Income (Loss)	849,690		(363,715)
Realized and Unrealized Gain (Loss):
Realized Gain on:
Investments	997,301		18,128,409
Investments in affiliates (Note 7)	—		—
Futures contracts	—		—
Swap agreements	—		—
Foreign currency forward exchange contracts	—		—
Foreign currency translation	(11,569)		(2,974)
Net Realized Gain (Loss)	985,732		18,125,435
Change in Unrealized Appreciation (Depreciation) on:
Investments	425,185		1,021,388
Investments in affiliates (Note 7)	—		—
Futures contracts	—		—
Swap agreements	—		—
Foreign currency forward exchange contracts	—		—
Foreign currency translation	8,183		—
Net Change in Unrealized Appreciation (Depreciation)	433,368		1,021,388
Net Gain (Loss)	1,419,100		19,146,823
Net Increase (Decrease)	$2,268,790		$18,783,108

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014
	(unaudited)		(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,876	$6,785	$154,936	$352,903	$2,262,421	$5,034,886
Net realized gain (loss)	92	61	(167,766)	302,812	1,665,267	6,974,571
Net change in unrealized appreciation (depreciation)	—	—	132,161	(264,862)	(4,613,597)	(956,670)
Net Increase (Decrease)	2,968	6,846	119,331	390,853	(685,909)	11,052,787
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(1,361)	(3,152)	(98,343)	(155,915)	(2,505,911)	(3,018,703)
Class Y shares	(1,515)	(3,633)	(270,785)	(458,467)	(2,354,828)	(2,962,049)
Net realized gain
Class X shares	—	—	—	—	(39,367)	—
Class Y shares	—	—	—	—	(39,986)	—
Total Dividends and Distributions	(2,876)	(6,785)	(369,128)	(614,382)	(4,940,092)	(5,980,752)
Net decrease from transactions in shares of beneficial interest	(3,567,766)	(13,474,244)	(2,125,310)	(5,866,557)	(5,735,656)	(23,878,164)
Net Decrease	(3,567,674)	(13,474,183)	(2,375,107)	(6,090,086)	(11,361,657)	(18,806,129)
Net Assets:
Beginning of period	59,827,947	73,302,130	36,229,926	42,320,012	137,620,399	156,426,528
End of Period	$56,260,273	$59,827,947	$33,854,819	$36,229,926	$126,258,742	$137,620,399
Accumulated Undistributed Net Investment Income (Loss)	$(3,604)	$(3,604)	$159,806	$373,998	$2,165,110	$4,763,428

See Notes to Financial Statements

	European Equity		Multi Cap Growth
	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$849,690	$2,065,456	$(363,715)	$(436,456)
Net realized gain (loss)	985,732	4,257,032	18,125,435	44,256,463
Net change in unrealized appreciation (depreciation)	433,368	(10,780,202)	1,021,388	(29,486,704)
Net Increase (Decrease)	2,268,790	(4,457,714)	18,783,108	14,333,303
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(1,678,581)	(966,435)	—	—
Class Y shares	(371,093)	(223,195)	—	—
Net realized gain
Class X shares	—	—	(34,189,702)	(26,529,060)
Class Y shares	—	—	(9,724,711)	(7,687,678)
Total Dividends and Distributions	(2,049,674)	(1,189,630)	(43,914,413)	(34,216,738)
Net decrease from transactions in shares of beneficial interest	(983,285)	(7,172,394)	22,052,179	(19,003,025)
Net Decrease	(764,169)	(12,819,738)	(3,079,126)	(38,886,460)
Net Assets:
Beginning of period	42,401,280	55,221,018	256,937,505	295,823,965
End of Period	$41,637,111	$42,401,280	$253,858,379	$256,937,505
Accumulated Undistributed Net Investment Income (Loss)	$845,214	$2,045,198	$(386,885)	$(23,170)

Morgan Stanley Variable Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Limited Duration		Income Plus
	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014
	(unaudited)		(unaudited)		(unaudited)
Class X Shares
Shares
Sold	4,108,725	7,901,527	7,134	25,009	15,072	89,199
Reinvestment of dividends and distributions	1,361	3,152	13,254	20,817	225,047	257,788
Redeemed	(5,174,356)	(13,410,900)	(77,619)	(219,174)	(448,695)	(1,043,394)
Net Increase (Decrease) - Class X	(1,064,270)	(5,506,221)	(57,231)	(173,348)	(208,576)	(696,407)
Amount
Sold	$4,108,725	$7,901,527	$53,575	$188,893	$180,929	$1,058,089
Reinvestment of dividends and distributions	1,361	3,152	98,343	155,915	2,545,278	3,018,703
Redeemed	(5,174,356)	(13,410,900)	(583,827)	(1,652,333)	(5,399,419)	(12,342,942)
Net Increase (Decrease) - Class X	$(1,064,270)	$(5,506,221)	$(431,909)	$(1,307,525)	$(2,673,212)	$(8,266,150)
Class Y Shares
Shares
Sold	1,878,374	10,258,750	10,861	176,604	39,844	74,014
Reinvestment of dividends and distributions	1,515	3,633	36,494	61,211	212,118	253,383
Redeemed	(4,383,385)	(18,230,406)	(272,645)	(843,432)	(494,550)	(1,649,311)
Net Increase (Decrease) - Class Y	(2,503,496)	(7,968,023)	(225,290)	(605,617)	(242,588)	(1,321,914)
Amount
Sold	$1,878,374	$10,258,750	$81,446	$1,329,503	$458,409	$874,502
Reinvestment of dividends and distributions	1,515	3,633	270,785	458,467	2,394,814	2,962,049
Redeemed	(4,383,385)	(18,230,406)	(2,045,632)	(6,347,002)	(5,915,667)	(19,448,565)
Net Increase (Decrease) - Class Y	$(2,503,496)	$(7,968,023)	$(1,693,401)	$(4,559,032)	$(3,062,444)	$(15,612,014)

See Notes to Financial Statements

	European Equity		Multi Cap Growth
	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014	For The Six Months Ended June 30, 2015	For The Year Ended December 31, 2014
	(unaudited)		(unaudited)
Class X Shares
Shares
Sold	15,664	36,123	11,521	22,492
Reinvestment of dividends and distributions	93,775	48,105	685,439	491,006
Redeemed	(120,958)	(343,945)	(303,249)	(615,764)
Net Increase (Decrease) - Class X	(11,519)	(259,717)	393,711	(102,266)
Amount
Sold	$302,474	$706,890	$677,126	$1,295,711
Reinvestment of dividends and distributions	1,678,581	966,435	34,189,702	26,529,060
Redeemed	(2,304,987)	(6,713,399)	(17,912,803)	(35,562,273)
Net Increase (Decrease) - Class X	$(323,932)	$(5,040,074)	$16,954,025	$(7,737,502)
Class Y Shares
Shares
Sold	2,499	6,485	5,452	8,326
Reinvestment of dividends and distributions	20,755	11,132	199,114	144,424
Redeemed	(56,846)	(127,690)	(85,948)	(339,838)
Net Increase (Decrease) - Class Y	(33,592)	(110,073)	118,618	(187,088)
Amount
Sold	$49,222	$126,463	$322,772	$463,171
Reinvestment of dividends and distributions	371,093	223,195	9,724,711	7,687,678
Redeemed	(1,079,668)	(2,481,978)	(4,949,329)	(19,416,372)
Net Increase (Decrease) - Class Y	$(659,353)	$(2,132,320)	$5,098,154	$(11,265,523)

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Fund is offered exclusively to life insurance companies in connection with particular life insurance and/or annuity contracts they offer. The Fund applies investment company accounting and reporting guidance.

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of five portfolios ("Portfolios") which commenced operations as follows:

PORTFOLIO	COMMENCEMENT OF OPERATIONS	PORTFOLIO	COMMENCEMENT OF OPERATIONS
Money Market	March 9, 1984	European Equity	March 1, 1991
Limited Duration	May 4, 1999	Multi Cap Growth	March 9, 1984
Income Plus	March 1, 1987

Each Portfolio is classified as diversified. On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). Each Portfolio currently offers two share classes — Class X shares and Class Y shares. The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after June 5, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.
Limited Duration	Seeks to provide a high level of current income, consistent with the preservation of capital.
Income Plus

Seeks, as its primary objective, to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective, the Portfolio seeks capital appreciation but only when consistent with its primary objective.

European Equity	Seeks to maximize the capital appreciation of its investments.
Multi Cap Growth

Seeks, as its primary objective, growth of capital through investments in common stocks of companies believed by the "Adviser" Morgan Stanley Investment Management Inc. to have potential for superior growth. As a secondary objective, the Portfolio seeks income but only when consistent with its primary objective.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: Portfolio securities are valued at amortized cost, which approximates fair value, in accordance with Rule 2a-7 under the Act. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. All remaining Portfolios: (1) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), if there were no sales on a given day, the security is valued at the mean between the last reported bid and asked prices; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at its latest reported sales price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange ("NYSE"); (4) futures are valued at the latest price published by the commodities exchange on which they trade; (5) swaps are marked-to-market daily based upon quotations from market makers; (6) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between their latest bid and asked price. Unlisted options are valued by an outside pricing service approved by the Fund's Board of Trustees (the "Trustees") or quotes from a broker or dealer; (7) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (8) when market quotations are not readily available, including circumstances under which the Adviser or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), each a wholly owned subsidiary of Morgan Stanley, determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (9) certain portfolio securities may be valued by an outside pricing

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

service approved by the Trustees. The pricing service may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; (10) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the NAV as of the close of each business day; and (11) short-term taxable debt securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, unless the Adviser determines such price does not reflect the securities' market value, in which case these securities will be valued at their fair market value determined by the Adviser. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a mark-to-market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Adviser determines such price does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Adviser.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily as earned except where collection is not expected. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income.

C. Repurchase Agreements — The Fund invests directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization.

Repurchase agreements are subject to Master Repurchase Agreements, which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statements of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the agreement reducing the net settlement amount to zero.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Foreign Currency Translation and Foreign Investments — The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statements of Operations.

F. Restricted Securities — Certain Portfolios may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted securities, if any, are identified in the Portfolio of Investments.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

G. Senior Loans — Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

H. When-Issued/Delayed Delivery Securities — The Fund may purchase or sell when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

I. Securities Lending — Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. The Portfolio receives cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned-Net" in the Portfolio's Statement of Operations.

A Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

The following table presents financial instruments that are subject to enforceable netting arrangements as of June 30, 2015.

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
PORTFOLIO	GROSS ASSET AMOUNTS PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES		FINANCIAL INSTRUMENT	COLLATERAL RECEIVED		NET AMOUNT (NOT LESS THAN $0)
Multi Cap Growth	$733,267	(a)	—	$(733,267	)(b)(c)	$0

(a)  Represents market value of loaned securities at period end.

(b)  The Portfolio received cash collateral of $750,603, of which $737,254 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. As of June 30, 2015 there was uninvested cash of $13,349, which is not reflected in the Portfolio of Investments.

(c)  The actual collateral received is greater than the amount shown here due to overcollateralization.

J. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually (except for Money Market, which declares and pays daily). Net realized capital gains, if any, are distributed at least annually.

K. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

L. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

M. Indemnifications — The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

2. Fair Valuation Measurements

Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value each Portfolio's investments as of June 30, 2015.

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market
Assets:
Repurchase Agreements	$—	$29,590,000	$—	$29,590,000
Floating Rate Notes	—	9,500,000	—	9,500,000
Certificates of Deposit	—	7,999,998	—	7,999,998
Time Deposits	—	4,000,000	—	4,000,000
Commercial Paper	—	2,998,609	—	2,998,609
Extendible Floating Rate Notes	—	2,299,970	—	2,299,970
Total Assets	$—	$56,388,577	$—	$56,388,577

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Limited Duration
Assets:
Fixed Income Securities
Corporate Bonds	$—	$24,406,229	$—	$24,406,229
Asset-Backed Securities	—	3,684,595	—	3,684,595
Agency Adjustable Rate Mortgages	—	1,757,088	—	1,757,088
Mortgages — Other	—	1,384,439	—	1,384,439
Commercial Mortgage-Backed Securities	—	673,088	—	673,088
Collateralized Mortgage Obligations — Agency Collateral Series	—	594,872	—	594,872
Sovereign	—	243,617	—	243,617
Agency Fixed Rate Mortgages	—	156,281	—	156,281
Total Fixed Income Securities	—	32,900,209	—	32,900,209
Short-Term Investments
U.S. Treasury Security	—	200,966	—	200,966
Investment Company	346,020	—	—	346,020
Total Short-Term Investments	346,020	200,966	—	546,986
Futures Contracts	5,195	—	—	5,195
Credit Default Swap Agreements	—	1,804	—	1,804
Interest Rate Swap Agreement	—	5,068	—	5,068
Total Assets	351,215	33,108,047	—	33,459,262
Liabilities:
Futures Contracts	(859)	—	—	(859)
Credit Default Swap Agreement	—	(8,815)	—	(8,815)
Total Liabilities	(859)	(8,815)	—	(9,674)
Total	$350,356	$33,099,232	$—	$33,449,588
Income Plus
Assets:
Fixed Income Securities
Corporate Bonds	$—	$120,556,773	$—	$120,556,773
Asset-Backed Securities	—	1,156,386	—	1,156,386
Sovereign	—	779,927	—	779,927
Variable Rate Senior Loan Interests	—	947,897	—	947,897
Total Fixed Income Securities	—	123,440,983	—	123,440,983

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Income Plus (continued)
Short-Term Investments
U.S. Treasury Security	$—	$1,388,765	$—	$1,388,765
Investment Company	1,051,830	—	—	1,051,830
Total Short-Term Investments	1,051,830	1,388,765	—	2,440,595
Foreign Currency Forward Exchange Contract	—	154	—	154
Futures Contracts	167,234	—	—	167,234
Credit Default Swap Agreements	—	96,444	—	96,444
Interest Rate Swap Agreement	—	49,328	—	49,328
Total Assets	1,219,064	124,975,674	—	126,194,738
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(2,691)	—	(2,691)
Futures Contracts	(23,194)	—	—	(23,194)
Credit Default Swap Agreement	—	(29,793)	—	(29,793)
Interest Rate Swap Agreement	—	(22,528)	—	(22,528)
Total Liabilities	(23,194)	(55,012)	—	(78,206)
Total	$1,195,870	$124,920,662	$—	$126,116,532
European Equity
Assets:
Common Stocks
Aerospace & Defense	$1,584,384	$—	$—	$1,584,384
Automobiles	2,091,373	—	—	2,091,373
Banks	4,836,283	—	—	4,836,283
Chemicals	798,246	—	—	798,246
Communications Equipment	628,955	—	—	628,955
Construction Materials	926,894	—	—	926,894
Diversified Telecommunication Services	852,913	—	—	852,913
Electrical Equipment	983,236	—	—	983,236
Food Products	1,901,797	—	—	1,901,797
Health Care Providers & Services	1,085,965	—	—	1,085,965
Hotels, Restaurants & Leisure	973,199	—	—	973,199
Household Products	1,209,896	—	—	1,209,896
Industrial Conglomerates	913,591	—	—	913,591
Information Technology Services	827,763	—	—	827,763
Insurance	3,153,669	—	—	3,153,669
Machinery	753,517	—	—	753,517

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
European Equity (continued)
Media	$3,439,136	$—	$—	$3,439,136
Metals & Mining	1,409,326	—	—	1,409,326
Multi-Utilities	847,548	—	—	847,548
Oil, Gas & Consumable Fuels	2,214,013	—	—	2,214,013
Pharmaceuticals	5,964,694	—	—	5,964,694
Tobacco	2,422,476	—	—	2,422,476
Wireless Telecommunication Services	1,360,275	—	—	1,360,275
Total Common Stocks	41,179,149	—	—	41,179,149
Short-Term Investment
Investment Company	261,367	—	—	261,367
Total Assets	$41,440,516	$—	$—	$41,440,516
Multi Cap Growth
Assets:
Common Stocks
Air Freight & Logistics	$2,329,481	$—	$—	$2,329,481
Automobiles	11,334,522	—	—	11,334,522
Biotechnology	1,320,008	—	—	1,320,008
Capital Markets	2,907,705	—	—	2,907,705
Electrical Equipment	3,687,969	—	—	3,687,969
Food Products	11,243,971	—	—	11,243,971
Health Care Equipment & Supplies	9,549,495	—	—	9,549,495
Health Care Technology	9,364,419	—	—	9,364,419
Hotels, Restaurants & Leisure	8,581,251	—	—	8,581,251
Information Technology Services	11,203,113	—	—	11,203,113
Internet & Catalog Retail	31,780,848	—	—	31,780,848
Internet Software & Services	51,193,215	—	—	51,193,215
Life Sciences Tools & Services	14,094,483	—	—	14,094,483
Machinery	2,554,821	—	—	2,554,821
Media	4,580,180	—	—	4,580,180
Pharmaceuticals	17,957,440	—	—	17,957,440
Professional Services	2,594,562	—	—	2,594,562
Software	24,328,805	—	—	24,328,805
Specialty Retail	5,710,183	—	—	5,710,183
Tech Hardware, Storage & Peripherals	8,873,803	—	—	8,873,803
Total Common Stocks	235,190,274	—	—	235,190,274

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

Investment Type	Level 1 Unadjusted Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Multi Cap Growth (continued)
Preferred Stocks	$—	$—	$10,633,638	$10,633,638
Call Options Purchased	—	90,291	—	90,291
Short-Term Investments
Investment Company	8,867,305	—	—	8,867,305
Repurchase Agreements	—	215,876	—	215,876
Total Short-Term Investments	8,867,305	215,876	—	9,083,181
Total Assets	$244,057,579	$306,167	$10,633,638	$254,997,384

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2014, the fair value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification. As of June 30, 2015, securities transferred from Level 2 to Level 1. The values of the transfers were as follows:

EUROPEAN EQUITY	MULTI CAP GROWTH
$38,180,627	$4,580,180

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Multi Cap Growth
Preferred Stocks
Beginning Balance	$7,369,698
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	3,263,940
Realized gains (losses)	—
Ending Balance	$10,633,638
Net change in unrealized appreciation (depreciation) from investments still held as of June 30, 2015	$3,263,940

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The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2015. Various valuation techniques were used in the valuation of certain investments and weighted based on the level of significance.

Multi Cap Growth

	Fair Value at June 30, 2015	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Hotels, Restaurants & Leisure
Preferred Stock	$3,817,172	Market Transaction Method	Issuance Price of Financing	$33.32		$33.32		$33.32		Increase
Internet & Catalog Retail
Preferred Stock	$3,617,276	Market Transaction Method	Pending Precedent Transaction	$93.38		$93.38		$93.38		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	15.0%		17.0%		16.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	10.2	x	15.5	x	15.5	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease
Life Sciences Tools & Services
Preferred Stock	$2,059,213	Market Transaction Method	Precedent Transaction	$3.27		$3.27		$3.27		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	32.0%		34.0%		33.0%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	2.4	x	5.0	x	5.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

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	Fair Value at June 30, 2015	Valuation Technique	Unobservable Input	Range				Selected Value		Impact to Valuation from an Increase in Input
Software
Preferred Stock	$1,139,977	Market Transaction Method	Precedent Transaction of Preferred Stock	$11.42		$11.42		$11.42		Increase
		Discounted Cash Flow	Weighted Average Cost of Capital	18.5%		20.5%		19.5%		Decrease
			Perpetual Growth Rate	3.0%		4.0%		3.5%		Increase
		Market Comparable Companies	Enterprise Value/Revenue	16.2	x	28.7	x	23.0	x	Increase
			Discount for Lack of Marketability	15.0%		15.0%		15.0%		Decrease

3. Derivatives

Certain Portfolios may, but are not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause a Portfolio to liquidate portfolio

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positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. Although the Adviser and/or Sub-Adviser seek to use derivatives to further the Portfolio's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that a Portfolio used during the period and their associated risks:

Options With respect to options, certain Portfolios are subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If a Portfolio buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by a Portfolio. A Portfolio may purchase and/or sell put and call options. Purchasing call options tends to increase a Portfolio's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease a Portfolio's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, a Portfolio bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, a Portfolio may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Statements of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If a Portfolio sells an option, it sells to another party the right to buy from or sell to a Portfolio a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by a Portfolio. When options are purchased OTC, a Portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and a Portfolio may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Foreign Currency Forward Exchange Contracts In connection with their investments in foreign securities, certain Portfolios entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate

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between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such currency contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the term of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by a Portfolio as unrealized gain or loss. A Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed a Portfolio's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with which a Portfolio has open positions in the futures contract.

Swaps A Portfolio may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the

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basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Portfolio's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions help reduce counterparty credit risk. In a cleared swap, a Portfolio's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by a Portfolio or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis.

A Portfolio's use of swaps during the period included those based on the credit of an underlying security commonly referred to as credit default swaps. A Portfolio may be either the buyer or seller in a credit default swap. As the buyer in a credit default swap, a Portfolio would pay to the counterparty the periodic stream of payments. If no default occurs, a Portfolio would receive no benefit from the contract. As the seller in a credit default swap, a Portfolio would receive the stream of payments but would be subject to exposure on the notional amount of the swap, which it would be required to pay in the event of default. The use of credit default swaps could result in losses to a Portfolio if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

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When a Portfolio has an unrealized loss on a swap agreement, the Portfolio has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statements of Assets and Liabilities.

Upfront payments received or paid by a Portfolio will be reflected as an asset or liability, respectively, in the Statements of Assets and Liabilities.

FASB ASC 815, Derivatives and Hedging ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why a Portfolio uses derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of June 30, 2015.

PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Limited Duration	Interest Rate Risk	Variation margin on open futures contracts	$5,195	(d)	Variation margin on open futures contracts	$(859	)(d)
		Variation margin on open swap agreement	5,068	(d)	Variation margin on open swap agreements	—
	Credit Risk	Variation margin on open swap agreement	1,778	(d)	Variation margin on open swap agreements	—
		Unrealized appreciation on open swap agreement	26		Unrealized depreciation on open swap agreement	(8,815)
			$12,067			$(9,674)
Income Plus	Interest Rate Risk	Variation margin on open futures contracts	$167,234	(d)	Variation margin on open futures contracts	$(23,194	)(d)
		Variation margin on open swap agreement	49,328	(d)	Variation margin on open swap agreement	(22,528	)(d)
	Credit Risk	Variation margin on open swap agreements	96,349	(d)	Variation margin on open swap agreement	—
		Unrealized appreciation on open swap agreement	95		Unrealized depreciation on open swap agreements	(29,793)

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PORTFOLIO	PRIMARY RISK EXPOSURE	ASSET DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		LIABILITY DERIVATIVES STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
	Foreign Currency Risk	Unrealized appreciation on open foreign currency forward exchange contract	$154		Unrealized depreciation on open foreign currency forward exchange contracts	$(2,691)
			$313,160			$(78,206)
Multi Cap Growth	Foreign Currency Risk	Investments, at Value (Call Options Purchased)	$90,291	(e)	Investments, at Value (Call Options Purchased)	$—

(d)  Includes cumulative appreciation (depreciation) as reported in the Portfolio of Investments. Only current day's net variation margin is reported within the Statements of Assets and Liabilities.

(e)  Amounts are included in Investments in securities in the Statements of Assets and Liabilities.

The following tables set forth by primary risk exposure of each Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2015 in accordance with ASC 815.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	CALL OPTIONS PURCHASED(g)	FOREIGN CURRENCY FORWARD EXCHANGE	SWAP AGREEMENTS
Limited Duration	Interest Rate Risk	$(37,891)	$—	$—	$(184,543)
	Credit Risk	—	—	—	(5,025)
	Total	$(37,891)	$—	$—	$(189,568)
Income Plus	Interest Rate Risk	$630,827	$—	$—	$(1,072,643)
	Credit Risk	—	—	—	(128,729)
	Foreign Currency Risk	—	—	53,717	—
	Total	$630,827	$—	$53,717	$(1,201,372)
Multi Cap Growth	Foreign Currency Risk	$—	$(136,508)	$—	$—

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CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVE CONTRACTS

PORTFOLIO	PRIMARY RISK EXPOSURE	FUTURES	CALL OPTIONS PURCHASED(f)	FOREIGN CURRENCY FORWARD EXCHANGE	SWAP AGREEMENTS
Limited Duration	Interest Rate Risk	$29,742	$—	$—	$13,935
	Credit Risk	—	—	—	65,932
	Total	$29,742	$—	$—	$79,867
Income Plus	Interest Rate Risk	$29,304	$—	$—	$41,794
	Credit Risk	—	—	—	434,485
	Foreign Currency Risk	—	—	(24,514)	—
	Total	$29,304	$—	$(24,514)	$476,279
Multi Cap Growth	Foreign Currency Risk	$—	$(199,645)	$—	$—

(f)  Amounts are included in Investments in the Statements of Operations.

At June 30, 2015, each Portfolio's derivative assets and liabilities are as follows:

GROSS AMOUNTS OF ASSETS AND LIABILITIES PRESENTED
IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	DERIVATIVES(g)	ASSETS(h)		LIABILITIES(h)
Limited Duration	Swap Agreements	$26		$(8,815)
Income Plus	Foreign Currency Forward Exchange Contracts	$154		$(2,691)
	Swap Agreements	95		(29,793)
	Total	$249		$(32,484)
Multi Cap Growth	Call Options Purchased	$90,291	(e)	$—

(e)  Amounts are included in Investments in securities in the Statements of Assets and Liabilities.

(g)  Excludes exchange traded derivatives.

(h)  Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

Certain Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with their respective contract counterparties for certain OTC derivatives in order to, among other things,

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reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between a Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event a Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of a Portfolio's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of June 30, 2015.

  GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	COUNTERPARTY	GROSS ASSET DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL RECEIVED(i)	NET AMOUNT (NOT LESS THAN $0)
Limited Duration	Barclays Bank PLC	$26	$(26)	$—	$0
Income Plus	Barclays Bank PLC	$95	$(95)	$—	$0
	HSBC Bank PLC	154	(154)	—	0
	Total	$249	$(249)	$—	$0
Multi Cap Growth	Royal Bank of Scotland	$90,291	$—	$(60,000)	$30,291

(i)  In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

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  GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES

PORTFOLIO	COUNTERPARTY	GROSS LIABILITIES DERIVATIVES PRESENTED IN STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
Limited Duration	Barclays Bank PLC	$8,815	$(26)	$—	$8,789
Income Plus	Barclays Bank PLC	$29,793	$(95)	$—	$29,698
	Citibank NA	2,466	—	—	2,466
	HSBC Bank PLC	225	(154)	—	71
	Total	$32,484	$(249)	$—	$32,235

For the six months ended June 30, 2015, the average monthly amount outstanding for each derivative type is as follows:

Limited Duration:
Futures Contracts:
Average monthly original value	$17,795,562
Swap Agreements:
Average monthly notional amount	$9,768,368
Income Plus:
Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,047,260
Futures Contracts:
Average monthly original value	$133,564,785
Swap Agreements:
Average monthly notional amount	$66,276,476
Multi Cap Growth:
Call Options Purchased:
Average monthly notional amount	88,054,390

4. Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Adviser and Sub-Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion

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of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion; and 0.275% to the portion of the daily net assets in excess of $1.5 billion. For the six months ended June 30, 2015, the advisory fee rate (net of waivers) was equivalent to an annual effective rate of 0.00% of the Portfolio's average daily net assets.

Limited Duration — 0.30%.

Income Plus — 0.42% to the portion of the daily net assets not exceeding $500 million; 0.35% to the portion of the daily net assets exceeding $500 million but not exceeding $1.25 billion; and 0.22% to the portion of the daily net assets in excess of $1.25 billion. For the six months ended June 30, 2015, the advisory fee rate (net of rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's average daily net assets.

European Equity — 0.87% to the portion of the daily net assets not exceeding $500 million; 0.82% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.77% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.745% to the portion of the daily net assets in excess of $3 billion. For the six months ended June 30, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.57% of the Portfolio's average daily net assets.

Multi Cap Growth — 0.42% to the portion of the daily net assets not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; and 0.37% to the portion of the daily net assets in excess of $2 billion. For the six months ended June 30, 2015, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.42% of the Portfolio's average daily net assets.

Under the Sub-Advisory Agreement between the Adviser and Sub-Adviser, the Sub-Adviser provides European Equity Portfolio with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolio.

The Adviser also serves as the Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% (Money Market Portfolio's rate is 0.05%) of each Portfolio's average daily net assets.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse European Equity Portfolio so that total annual Portfolio operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.00%. The fee waivers and/or expense reimbursements will continue for at least one year from the

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date of the Portfolio's prospectus(es) or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2015, $64,140 of advisory fees were waived pursuant to this arrangement.

The Adviser/Administrator has agreed to reduce its advisory fee, its administration fee and/or reimburse Multi Cap Growth Portfolio so that total Portfolio operating expenses, excluding certain investment related expenses, 12b-1 fees, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.57%. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus(es) or until such time that the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the six months ended June 30, 2015, $404 of advisory fees were waived pursuant to this agreement.

Under a Sub-Administration agreement between the Administrator and State Street, State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from each Portfolio.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distribution, Inc. (the "Distributor"), an affiliate of the Adviser/Administrator and Sub-Adviser. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

The Distributor and Adviser/Administrator have agreed to waive/reimburse all or a portion of the Money Market Portfolio's distribution fee, advisory fee and administration fee, respectively, to the extent that total expenses exceed total income of the Money Market Portfolio on a daily basis. For the six months ended June 30, 2015, the Distributor waived $37,879, the Adviser waived $129,455 and the Administrator waived $14,384. For the same period, the Adviser reimbursed additional expenses to the extent the Portfolio's total expenses exceeded total income on a daily basis in the amount of $14,436. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Portfolio's prospectus(es) or until such time that the Trustees act to discontinue all or a portion of such waivers and/or expense reimbursements when they deem such action is appropriate.

6. Dividend Disbursing and Transfer Agent

The Fund's dividend disbursing and transfer agent is Boston Financial Data Services, Inc. ("BFDS"). Pursuant to a Transfer Agency Agreement, the Fund pays BFDS a fee based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

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7. Security Transactions and Transactions with Affiliates

For the six months ended June 30, 2015, purchases and sales of investment securities, excluding short-term investments, were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
PORTFOLIO	PURCHASES	SALES	PURCHASES	SALES
Limited Duration	$317,023	$930,657	$7,890,522	$10,222,790
Income Plus	—	—	36,944,355	42,557,882
European Equity	—	—	3,973,696	6,185,560
Multi Cap Growth	—	—	23,593,268	44,719,821

Each Portfolio (except Money Market) invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by each Portfolio are reduced by an amount equal to its pro-rata share of advisory and administrative fees paid by each Portfolio due to its investment in the Liquidity Funds.

A summary of each Portfolio's transactions in shares of the Liquidity Funds during the six months ended June 30, 2015 is as follows:

PORTFOLIO	VALUE DECEMBER 31, 2014	PURCHASES AT COST	SALES	DIVIDEND INCOME	VALUE JUNE 30, 2015
Limited Duration	$101,467	$6,338,775	$6,094,222	$506	$346,020
Income Plus	2,651,873	17,137,243	18,737,286	2,023	1,051,830
European Equity	369,100	3,933,385	4,041,118	401	261,367
Multi Cap Growth	11,810,239	35,412,620	38,355,554	7,348	8,867,305

For the six months ended June 30, 2015, advisory fees paid were reduced by the following relating to each Portfolio's investment in the Liquidity Funds:

PORTFOLIO	ADVISORY FEE REDUCTION
Limited Duration	$315
Income Plus	1,269
European Equity	256
Multi Cap Growth	4,637

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

The following Portfolios had transactions with the following affiliates of the Fund:

PORTFOLIO	ISSUER	VALUE DECEMBER 31, 2014	PURCHASES AT COST	SALES	NET REALIZED GAIN	INTEREST INCOME	VALUE JUNE 30, 2015
Limited Duration	Metropolitan Life Global Funding I	$273,487	$174,232	$(276,881)	$3,317	$1,883	$172,662
Income Plus	MetLife Capital Trust IV	769,500	—	(780,000)	147,000	17,587	—
	MetLife, Inc.	—	987,250	—	—	4,000	958,010

For the six months ended June 30, 2015, the Fund did not incur brokerage commissions with Morgan Stanley & Co., LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003.

Aggregate pension costs for the six months ended June 30, 2015, included in "Trustees' fees and expenses" in the Statements of Operations and the accrued pension liability included in "Accrued expenses and other payables" in the Statements of Assets and Liabilities are as follows:

  AGGREGATE PENSION COSTS

LIMITED DURATION	INCOME PLUS	EUROPEAN EQUITY	MULTI CAP GROWTH
$113	$455	$72	$681

  AGGREGATE PENSION LIABILITY

MONEY MARKET	LIMITED DURATION	INCOME PLUS	EUROPEAN EQUITY	MULTI CAP GROWTH
$3,414	$2,098	$7,908	$2,717	$15,550

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

8. Federal Income Tax Status

It is the Portfolios' intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2014, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2014 and 2013 was as follows:

	2014 DISTRIBUTIONS PAID FROM:		2013 DISTRIBUTIONS PAID FROM:
PORTFOLIO	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Money Market	$6,785	$—	$8,318	$—
Limited Duration	614,382	—	1,067,043	—
Income Plus	5,980,752	—	8,060,938	—
European Equity	1,189,630	—	1,517,812	—
Multi Cap Growth	4,912,286	29,304,452	951,967	3,478,094

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, swap transactions, paydown adjustments, expiring capital losses, net operating losses, book amortization of premium on debt securities and nondeductible expenses, resulted in the following reclassifications among the Portfolio's components of net assets at December 31, 2014:

PORTFOLIO	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	(DISTRIBUTIONS IN EXCESS OF) NET REALIZED GAIN (LOSS)	ACCUMULATED PAID-IN-CAPITAL
Money Market	$(1,023)	$100	$923
Limited Duration	10,739	2,221,789	(2,232,528)
Income Plus	(271,522)	271,522	—
European Equity	(16,147)	16,147	—
Multi Cap Growth	431,733	(431,733)	—

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAIN
Money Market	$3,166	$—
Limited Duration	369,126	—
Income Plus	4,860,732	79,278
European Equity	2,049,673	—
Multi Cap Growth	1,218,034	42,696,360

At June 30, 2015, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

PORTFOLIO	COST	APPRECIATION	DEPRECIATION	NET APPRECIATION (DEPRECIATION)
Money Market	$56,388,577	$—	$—	$—
Limited Duration	33,229,685	392,324	(174,814)	217,510
Income Plus	123,952,760	4,870,562	(2,941,744)	1,928,818
European Equity	31,314,933	11,969,378	(1,843,795)	10,125,583
Multi Cap Growth	145,648,908	115,394,349	(6,045,873)	109,348,476

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

At December 31, 2014, the following Portfolios had available for Federal income tax purposes unused short term and/or long term capital losses that will not expire:

PORTFOLIO	SHORT TERM LOSSES (NO EXPIRATION)	LONG TERM LOSSES (NO EXPIRATION)
Money Market	$1,486	$—
Limited Duration	—	286,694

In addition, At December 31, 2014, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

	AMOUNTS IN THOUSANDS AVAILABLE THROUGH DECEMBER 31,
PORTFOLIO	2015	2016	2017	2018	TOTAL
Limited Duration	$1,063	$17,119	$8,980	$—	$27,162
European Equity	—	—	4,122	3,315	7,437

During the year ended December 31, 2014, the following Portfolio expired capital loss carryforwards for U.S. Federal income tax purposes of:

PORTFOLIO	EXPIRED CAPITAL LOSS CARRYFORWARDS
Limited Duration	$2,232,528

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

During the year ended December 31, 2014, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of:

PORTFOLIO	UTILIZED CAPITAL LOSS CARRYFORWARDS
Money Market	$160
Limited Duration	52,673
Income Plus	7,195,869
European Equity	4,159,451

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

9. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

Certain Portfolios may invest in mortgage securities, including securities issued by the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Portfolios. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. The securities issued by FNMA and FHLMC that are held by the Portfolios are not backed by sub-prime mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States; rather, they are supported by the right of the issuer to borrow from the U.S. Department of the Treasury.

The Federal Housing Finance Agency ("FHFA") serves as conservator of FNMA and FHLMC and the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Money Market Portfolio may enter into repurchase agreements under which the Portfolio sends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to certain costs and delays.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Morgan Stanley Variable Investment Series

Notes to Financial Statements ■ June 30, 2015 (unaudited) continued

At June 30, 2015, European Equity Portfolio's investments in securities of issuers in the United Kingdom, France and Switzerland represented 32.0%, 21.7% and 17.6%, respectively of the Portfolio's net assets. These investments, as well as other non-U.S. investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these countries.

10. Money Market Fund Regulation

The SEC recently adopted changes to the rules that govern money market funds. These changes have a phase-in period ranging from mid-2015 (primarily for certain new disclosure-related requirements) to the latter half of 2016 (for the most significant changes, such as the possible imposition of redemption fees and/or the temporary suspension of redemption privileges if a fund's portfolio liquidity falls below certain required minimum levels because of market conditions or other factors). At this time, management is evaluating the implications of these amendments and their impact to the Money Market Portfolio's operations, financial statements and accompanying notes.

(This page has been intentionally left blank.)

Morgan Stanley Variable Investment Series

Financial Highlights

FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME(a)		NET REALIZED AND UNREALIZED GAIN (LOSS)		TOTAL FROM INVESTMENT OPERATIONS		DIVIDENDS TO SHAREHOLDERS		DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2010	^	$1.00	$0.000	(c)	—		$0.000	(c)	$(0.000	)(c)	—	$(0.000	)(c)
2011		1.00	0.000	(c)	$(0.000	)(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2012		1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2013		1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2014		1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2015	^^	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
CLASS Y SHARES
2010	^	1.00	0.000	(c)	—		0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2011		1.00	0.000	(c)	(0.000	)(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2012		1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2013		1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2014		1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
2015	^^	1.00	0.000	(c)	0.000	(c)	0.000	(c)	(0.000	)(c)	—	(0.000	)(c)
LIMITED DURATION CLASS X SHARES
2010	^	7.84	0.18		0.00		0.18		(0.28)		—	(0.28)
2011		7.74	0.17		0.04		0.21		(0.26)		—	(0.26)
2012		7.69	0.12		0.13		0.25		(0.23)		—	(0.23)
2013		7.71	0.10		(0.07)		0.03		(0.20)		—	(0.20)
2014		7.54	0.08		0.01		0.09		(0.14)		—	(0.14)
2015	^^	7.49	0.04		(0.01)		0.03		(0.10)		—	(0.10)
CLASS Y SHARES
2010	^	7.81	0.16		0.01		0.17		(0.26)		—	(0.26)
2011		7.72	0.15		0.04		0.19		(0.24)		—	(0.24)
2012		7.67	0.10		0.13		0.23		(0.21)		—	(0.21)
2013		7.69	0.08		(0.07)		0.01		(0.18)		—	(0.18)
2014		7.52	0.06		—		0.06		(0.11)		—	(0.11)
2015	^^	7.47	0.03		—		0.03		(0.08)		—	(0.08)

See Notes to Financial Statements

						RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2010	^	$1.00	0.01%		$59,932	0.29	%(d)	0.00	%(d)(e)	—		N/A
2011		1.00	0.01		51,431	0.22	(d)	0.01	(d)	—		N/A
2012		1.00	0.01		42,267	0.27	(d)	0.01	(d)	—		N/A
2013		1.00	0.01		33,951	0.19	(d)	0.01	(d)	—		N/A
2014		1.00	0.01		28,445	0.19	(d)	0.01	(d)	—		N/A
2015	^^	1.00	0.00	(e)(i)	27,380	0.21	(d)(j)	0.01	(d)(j)	—		N/A
CLASS Y SHARES
2010	^	1.00	0.01		67,139	0.29	(d)	0.00	(d)(e)	—		N/A
2011		1.00	0.01		55,849	0.22	(d)	0.01	(d)	—		N/A
2012		1.00	0.01		48,565	0.27	(d)	0.01	(d)	—		N/A
2013		1.00	0.01		39,351	0.19	(d)	0.01	(d)	—		N/A
2014		1.00	0.01		31,383	0.19	(d)	0.01	(d)	—		N/A
2015	^^	1.00	0.00	(e)(i)	28,880	0.21	(d)(j)	0.01	(d)(j)	—		N/A
LIMITED DURATION CLASS X SHARES
2010	^	7.74	2.35		14,921	0.55	(f)	2.25	(f)	0.00	%(e)	88%
2011		7.69	2.75		12,693	0.60	(f)	2.15	(f)	0.00	(e)	45
2012		7.71	3.34		10,628	0.63	(f)	1.52	(f)	0.00	(e)	58
2013		7.54	0.39		9,346	0.75	(f)	1.27	(f)	0.00	(e)	53
2014		7.49	1.13		7,986	0.80	(f)	1.09	(f)	0.00	(e)	51
2015	^^	7.42	0.38	(i)	7,489	0.88	(f)(j)	1.08	(f)(j)	0.00	(e)(j)	24	(i)
CLASS Y SHARES
2010	^	7.72	2.22		53,760	0.80	(f)	2.00	(f)	0.00	(e)	88
2011		7.67	2.45		44,085	0.85	(f)	1.90	(f)	0.00	(e)	45
2012		7.69	3.05		38,736	0.88	(f)	1.27	(f)	0.00	(e)	58
2013		7.52	0.09		32,974	1.00	(f)	1.02	(f)	0.00	(e)	53
2014		7.47	0.84		28,244	1.05	(f)	0.84	(f)	0.00	(e)	51
2015	^^	7.42	0.36	(i)	26,366	1.13	(f)(j)	0.83	(f)(j)	0.00	(e)(j)	24	(i)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
INCOME PLUS CLASS X SHARES
2010	^	$10.99	$0.58	$0.39	$0.97	$(0.70)	—	$(0.70)
2011		11.26	0.57	(0.02)	0.55	(0.68)	—	(0.68)
2012		11.13	0.48	1.04	1.52	(0.68)	—	(0.68)
2013		11.97	0.45	(0.35)	0.10	(0.59)	—	(0.59)
2014		11.48	0.42	0.47	0.89	(0.51)	—	(0.51)
2015	^^	11.86	0.21	(0.28)	(0.07)	(0.47)	$(0.01)	(0.48)
CLASS Y SHARES
2010	^	10.95	0.55	0.39	0.94	(0.67)	—	(0.67)
2011		11.22	0.54	(0.02)	0.52	(0.65)	—	(0.65)
2012		11.09	0.45	1.04	1.49	(0.65)	—	(0.65)
2013		11.93	0.41	(0.33)	0.08	(0.56)	—	(0.56)
2014		11.45	0.39	0.45	0.84	(0.47)	—	(0.47)
2015	^^	11.82	0.19	(0.27)	(0.08)	(0.44)	(0.01)	(0.45)
EUROPEAN EQUITY CLASS X SHARES
2010	^	15.42	0.26	0.76	1.02	(0.39)	—	(0.39)
2011		16.05	0.41	(1.90)	(1.49)	(0.37)	—	(0.37)
2012		14.19	0.53	2.03	2.56	(0.43)	—	(0.43)
2013		16.32	0.42	3.95	4.37	(0.53)	—	(0.53)
2014		20.16	0.82	(2.61)	(1.79)	(0.48)	—	(0.48)
2015	^^	17.89	0.38	0.57	0.95	(0.94)	—	(0.94)
CLASS Y SHARES
2010	^	15.35	0.22	0.76	0.98	(0.35)	—	(0.35)
2011		15.98	0.37	(1.90)	(1.53)	(0.33)	—	(0.33)
2012		14.12	0.49	2.03	2.52	(0.38)	—	(0.38)
2013		16.26	0.33	3.98	4.31	(0.48)	—	(0.48)
2014		20.09	0.77	(2.60)	(1.83)	(0.43)	—	(0.43)
2015	^^	17.83	0.35	0.58	0.93	(0.88)	—	(0.88)
MULTI CAP GROWTH CLASS X SHARES
2010	^	31.42	0.06	8.65	8.71	(0.06)	—	(0.06)
2011		40.07	0.01	(2.70)	(2.69)	(0.07)	—	(0.07)
2012		37.31	0.20	4.40	4.60	—	(0.90)	(0.90)
2013		41.01	(0.03)	20.55	20.52	(0.20)	(0.66)	(0.86)
2014		60.67	(0.06)	3.23	3.17	—	(7.79)	(7.79)
2015	^^	56.05	(0.07)	4.27	4.20	—	(10.37)	(10.37)

See Notes to Financial Statements

						RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)		NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
INCOME PLUS CLASS X SHARES
2010	^	$11.26	9.28%		$106,363	0.59	%(f)	5.23	%(f)	0.00	%(e)	53%
2011		11.13	5.01		90,876	0.59	(f)	5.01	(f)	0.00	(e)	43
2012		11.97	14.09		86,765	0.61	(f)	4.14	(f)	0.00	(e)	68
2013		11.48	1.03		73,998	0.62	(f)	3.82	(f)	0.00	(e)	55
2014		11.86	7.79		68,129	0.64	(f)	3.52	(f)	0.00	(e)	43
2015	^^	11.31	(0.60	)(i)	62,615	0.66	(f)(j)	3.53	(f)(j)	0.00	(e)(j)	29	(i)
CLASS Y SHARES
2010	^	11.22	9.01		124,322	0.84	(f)	4.98	(f)	0.00	(e)	53
2011		11.09	4.71		102,948	0.84	(f)	4.76	(f)	0.00	(e)	43
2012		11.93	13.82		97,579	0.86	(f)	3.89	(f)	0.00	(e)	68
2013		11.45	0.81		82,429	0.87	(f)	3.57	(f)	0.00	(e)	55
2014		11.82	7.40		69,491	0.89	(f)	3.27	(f)	0.00	(e)	43
2015	^^	11.29	(0.73	)(i)	63,644	0.91	(f)(j)	3.28	(f)(j)	0.00	(e)(j)	29	(i)
EUROPEAN EQUITY CLASS X SHARES
2010	^	16.05	7.23	(h)	54,824	1.00	(f)(g)	1.81	(f)(g)	0.00	(e)	22
2011		14.19	(9.64)		41,181	1.00	(f)(g)	2.56	(f)(g)	0.00	(e)	11
2012		16.32	18.51		40,141	1.00	(f)(g)	3.50	(f)(g)	0.00	(e)	11
2013		20.16	27.50		43,414	1.00	(f)(g)	2.32	(f)(g)	0.00	(e)	10
2014		17.89	(9.14)		33,884	1.00	(f)(g)	4.17	(f)(g)	0.00	(e)	21
2015	^^	17.90	5.30	(i)	33,698	1.00	(f)(g)(j)	3.98	(f)(g)(j)	0.00	(e)(j)	9	(i)
CLASS Y SHARES
2010	^	15.98	6.96	(h)	17,821	1.25	(f)(g)	1.56	(f)(g)	0.00	(e)	22
2011		14.12	(9.85)		11,668	1.25	(f)(g)	2.31	(f)(g)	0.00	(e)	11
2012		16.26	18.16		11,773	1.25	(f)(g)	3.25	(f)(g)	0.00	(e)	11
2013		20.09	27.20		11,807	1.25	(f)(g)	2.07	(f)(g)	0.00	(e)	10
2014		17.83	(9.37)		8,518	1.25	(f)(g)	3.92	(f)(g)	0.00	(e)	21
2015	^^	17.88	5.20	(i)	7,939	1.25	(f)(g)(j)	3.71	(f)(g)(j)	0.00	(e)(j)	9	(i)
MULTI CAP GROWTH CLASS X SHARES
2010	^	40.07	27.76		220,553	0.58	(f)	0.19	(f)	0.00	(e)	29
2011		37.31	(6.74)		173,284	0.56	(f)	0.03	(f)	0.00	(e)	24
2012		41.01	12.37		164,917	0.58	(f)	0.48	(f)	0.00	(e)	44
2013		60.67	50.76		223,689	0.57	(f)	(0.06	)(f)	0.00	(e)	34
2014		56.05	5.71		200,910	0.54	(f)	(0.11	)(f)	0.00	(e)	29
2015	^^	49.88	7.50	(i)	198,445	0.57	(f)(j)	(0.23	)(f)(j)	0.00	(e)(j)	10	(i)

Morgan Stanley Variable Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)(a)	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MULTI CAP GROWTH CLASS Y SHARES
2010	^	$31.21	$(0.02)	$8.58	$8.56	—	—	—
2011		39.77	(0.09)	(2.68)	(2.77)	—	—	—
2012		37.00	0.09	4.37	4.46	—	$(0.90)	$(0.90)
2013		40.56	(0.15)	20.32	20.17	$(0.11)	(0.66)	(0.77)
2014		59.96	(0.20)	3.18	2.98	—	(7.79)	(7.79)
2015	^^	55.15	(0.14)	4.20	4.06	—	(10.37)	(10.37)

  ^  Beginning with the year ended December 31, 2011, the Fund was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

  ^^  For the six months ended June 30, 2015 (unaudited).

(a)  The per share amounts were computed using an average number of shares outstanding during the period.

(b)  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

(c)  Amount is less than $0.001.

(d)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Distributor and Adviser/Administrator, the annualized expense and net investment loss ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT LOSS RATIO
June 30, 2015
Class X	0.76%	(0.54)%
Class Y	1.01	(0.79)
December 31, 2014
Class X	0.70	(0.50)
Class Y	0.95	(0.75)
December 31, 2013
Class X	0.66	(0.46)
Class Y	0.91	(0.71)
December 31, 2012
Class X	0.63	(0.35)
Class Y	0.88	(0.60)
December 31, 2011
Class X	0.60	(0.37)
Class Y	0.85	(0.62)
December 31, 2010
Class X	0.62	(0.33)
Class Y	0.87	(0.58)

See Notes to Financial Statements

					RATIO TO AVERAGE NET ASSETS
FOR THE YEAR ENDED DECEMBER 31		NET ASSET VALUE END OF PERIOD	TOTAL RETURN(b)	NET ASSETS END OF PERIOD (000'S)	EXPENSES		NET INVESTMENT INCOME (LOSS)		REBATE FROM MORGAN STANLEY AFFILIATE		PORTFOLIO TURNOVER RATE
MULTI CAP GROWTH CLASS Y SHARES
2010	^	$39.77	27.43%	$67,303	0.83	%(f)	(0.06	)%(f)	0.00	%(e)	29%
2011		37.00	(6.97)	49,678	0.81	(f)	(0.22	)(f)	0.00	(e)	24
2012		40.56	12.09	45,556	0.83	(f)	0.23	(f)	0.00	(e)	44
2013		59.96	50.37	72,135	0.82	(f)	(0.31	)(f)	0.00	(e)	34
2014		55.15	5.44	56,027	0.79	(f)	(0.36	)(f)	0.00	(e)	29
2015	^^	48.84	7.37 (i)	55,413	0.82	(f)(j)	(0.48	)(f)(j)	0.00	(e)(j)	10	(i)

(e)  Amount is less than 0.005%.

(f)  The ratios reflect the rebate of certain Portfolio expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

(g)  If the Portfolio had borne all of its expenses that were reimbursed or waived by the Adviser/Administrator, the annualized expense and net investment income ratios, would have been as follows:

PERIOD ENDED	EXPENSE RATIO	NET INVESTMENT INCOME RATIO
June 30, 2015
Class X	1.30%	3.68%
Class Y	1.55	3.41
December 31, 2014
Class X	1.26	3.91
Class Y	1.51	3.66
December 31, 2013
Class X	1.22	2.10
Class Y	1.47	1.85
December 31, 2012
Class X	1.22	3.28
Class Y	1.47	3.03
December 31, 2011
Class X	1.17	2.39
Class Y	1.42	2.14
December 31, 2010
Class X	1.16	1.65
Class Y	1.41	1.40

(h)  During the year ended December 31, 2010, the Portfolio received a regulatory settlement from an unaffiliated third party which had an impact of approximately 0.14% and 0.14% for Class X and Y, respectively, on the total return. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class X and Y shares would have been approximately 7.09% and 6.82%, respectively.

(i)  Not annualized.

(j)  Annualized.

(This page has been intentionally left blank.)

Trustees
Frank L. Bowman	Dr. Manuel H. Johnson
Michael Bozic	Joseph J. Kearns
Kathleen A. Dennis	Michael F. Klein
Nancy C. Everett	Michael E. Nugent
Jakki L. Haussler	W. Allen Reed
James F. Higgins	Fergus Reid
Officers
Michael E. Nugent Chairperson of the Board
John H. Gernon President and Principal Executive Officer
Stefanie V. Chang Yu Chief Compliance Officer
Joseph C. Benedetti Vice President
Francis J. Smith Treasurer and Principal Financial Officer
Mary E. Mullin Secretary
Transfer Agent	Custodian
Boston Financial Data Services, Inc. 2000 Crown Colony Drive Quincy, Massachusetts 02169	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Independent Registered Public Accounting Firm	Legal Counsel
Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116	Dechert LLP 1095 Avenue of the Americas New York, New York 10036
Counsel to the Independent Trustees	Adviser and Administrator
Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Morgan Stanley Investment Management Inc. 522 Fifth Avenue New York, New York 10036
Sub-Adviser (solely with respect to European Equity Portfolio)
Morgan Stanley Investment Management Limited 25 Cabot Square, Canary Wharf London, E14 4QA, England

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 548-7786.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distribution, Inc., member FINRA.

#40113A

VARINSAN
1260626 EXP 8.31.16

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Variable Investment Series

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon
John H. Gernon
Principal Executive Officer
August 19, 2015

/s/ Francis Smith
Francis Smith
Principal Financial Officer
August 19, 2015